THE SARATOGA ADVANTAGE TRUST
                               SEMI-ANNUAL REPORT
                             AS OF FEBRUARY 28, 2003


                                 CLASS B SHARES



                                TABLE OF CONTENTS


Chairman's Letter ...............................................    Page 1

Investment Review ...............................................    Page 3

Schedules of Investments ........................................    Page 10

Statements of Assets and Liabilities ............................    Page 29

Statements of Operations ........................................    Page 30

Statements of Changes in Net Assets .............................    Page 31

Notes to Financial Statements ...................................    Page 33

Financial Highlights ............................................    Page 39

Privacy Notice ..................................................    Page 43


        THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
           AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                             TRUSTEES AND OFFICERS


Bruce E. Ventimiglia                    Trustee, Chairman, President & CEO

Patrick H. McCollough                   Trustee

Udo W. Koopmann                         Trustee

Floyd E. Seal                           Trustee

Richard E. Stierwalt                    Trustee

Stephen H. Hamrick                      Trustee

Leigh A. Wilson                         Trustee

William B. Blundin                      Trustee

Stephen Ventimiglia                     Vice President & Secretary

William P. Marra                        Treasurer & Chief Financial Officer

Michael Wagner                          Assistant Secretary

Andrew Rogers                           Assistant Treasurer





INVESTMENT MANAGER                              DISTRIBUTOR

Orbitex-Saratoga Capital Management, LLC        Orbitex Funds Distributor, Inc.
1101 Stewart Avenue, Suite 207                  Metro Center
Garden City, NY 11530-4808                      One Station Place
                                                Stamford, CT 06902

TRANSFER AND SHAREHOLDER SERVICING AGENT        CUSTODIAN

Orbitex Data Services, Inc.                     Bank of New York
4020 South 147st Street, Suite 2                100 Church Street, 10th Floor
Omaha, NE 68137                                 New York, NY 10286

                          THE SARATOGA ADVANTAGE TRUST

                       Semi-Annual Report to Shareholders




April 17, 2003



Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the six months from September 1, 2002 through February 28, 2003.

                            AUTOMATED ACCOUNT UPDATES
                            -------------------------

I am pleased to inform you that you can now get AUTOMATED UPDATES on your investments in the Saratoga Advantage Trust 24 HOURS A DAY, EVERYDAY, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

                     THE UNITED STATES' ECONOMY AND MARKETS
                     --------------------------------------

While thus far the economic recovery in the United States has been mild, so was the recession. It appears that the U.S. economy is on a path of expansion that could strengthen as the war in Iraq concludes. The Gross Domestic Product ("GDP") grew at an annualized rate of 1.4% during the fourth quarter of 2002, and it advanced at a moderate rate of 2.4% for all of 2002. Retail Sales grew by approximately 3.3% during 2002, while Housing Starts during 2002 were approximately 1.7 million units which is its fastest growth rate over the last 16 years. In addition, for the last eight months ended February 2003, Industrial Production has grown every month versus its comparable prior year monthly period. Lastly, the Federal Reserve has not reduced the Federal Funds rate since November of 2002, stating at its March 18, 2003 meeting that, "the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to economic activity sufficient to engender an improving economic climate over time."

Despite the economic recovery, lower interest rates and improving corporate profits, in 2002 U.S. stock markets recorded a third consecutive down year for the first time since the 1939-1941 period. On the other hand, bonds generally posted positive returns in 2002, their third consecutive year of positive returns. Indeed, for the period ending February 28, 2003 bonds produced their best three-year performance in the past sixty years. While past performance is not a guarantee of future results, this contrast between stock and bond returns reinforces the need for investors to utilize sound asset allocation strategies.

            ASSET ALLOCATION - THE INVESTMENT "COMPASS" THAT PROVIDES
            ---------------------------------------------------------
          INVESTORS WITH AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES
          -----------------------------------------------------------

Asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a "comfortable" blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment "compass" can help investors find a comfortable blend of investments that matches their risk tolerances. A WELL-ESTABLISHE D ASSET ALLOCATION STRATEGY CAN HELP INVESTORS TO STAY DISCIPLINED AND PATIENT THROUGH FULL MARKET CYCLES (I.E., THROUGH BOTH MARKET DECLINES AND ADVANCES). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. To try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust's portfolios.

FINALLY, WE GIVE PRAISE TO THE MEN AND WOMEN OF OUR MILITARY AND THE OTHER MEMBERS OF THE COALITION FORCES FOR THEIR BRAVERY, AND EAGERLY AWAIT THEIR VICTORY AND SAFE RETURN HOME. We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


/s/ Bruce E. Ventimiglia
Bruce E. Ventimiglia
Chairman, President and  Chief
Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                           Advised by: OpCap Advisors
                               New York, New York



OBJECTIVE: THE LARGE CAPITALIZATION VALUE PORTFOLIO SEEKS TOTAL RETURN CONSISTING OF CAPITAL APPRECIATION AND DIVIDEND INCOME.




                                           LARGE
TOTAL AGGREGATE                        CAPITALIZATION            MORNINGSTAR
RETURN FOR THE PERIOD                  VALUE PORTFOLIO           LARGE VALUE
ENDED FEBRUARY 28, 2003                  (CLASS B)                AVERAGE(1)
-----------------------                  ---------                ----------

Inception: 1/4/99 - 2/28/03*                -7.67%                   -4.06%

One Year: 3/1/02 - 2/28/03                 -27.11%                  -21.65%

Six Month: 9/1/02 - 2/28/03                 -8.23%                   -8.98%

*Annualized performance for periods greater than one year


The stock market continued to decline in the six months ended February 28, 2003, as war worries eclipsed favorable economic news.

EchoStar Communications (satellite TV) was the top contributor to the Portfolio's performance, rising sharply on the continued growth of its subscriber base. Other contributors included EMC (electronic data storage), Citigroup (banking), Verizon (telecommunications services) and Electronic Data Systems (technology services). Freddie Mac (mortgage securitization) was the biggest detractor, falling in price even though the company posted a 22% earnings increase in 2002. We believe the company will post another solid earnings increase in 2003, supporting a higher share price. Other detractors included McDonald's (fast food), UnumProvident (insurance) and Sears Roebuck (retailing).

We buy stocks priced below our estimate of intrinsic value. Our largest new position was Bank of New York, which is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors. We also bought cruise-ship operator Carnival Corp., which has a strong competitive position in a consolidating industry. Other new positions included Nabors Industries (oil, gas and geothermal land drilling), Countrywide Financial (mortgage origination and servicing) and American International Group. The latter is a high-quality property casualty insurance company that we purchased in February after the price fell in the wake of a write-off for additional loss reserves.

We believe the war situation must achieve some measure of resolution before a stock market rally is likely to take hold. At the same time, we believe the underlying conditions for such a rally - including continued economic expansion, stabilizing employment and, most importantly, improving corporate earnings - are already in place. The Portfolio, with its diverse holdings of undervalued stocks, should benefit significantly when the market rallies.

     1. The Morningstar Large Value Average, as of February 28, 2003, consisted of 860 mutual funds comprised of large market capitalization value stocks. Investors may not invest in the Average directly.

         Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
               Advised by: Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

OBJECTIVE:  THE LARGE CAPITALIZATION GROWTH PORTFOLIO SEEKS CAPITAL
            APPRECIATION.


                                          LARGE
TOTAL AGGREGATE                        CAPITALIZATION            MORNINGSTAR
RETURN FOR THE PERIOD                 GROWTH PORTFOLIO           LARGE GROWTH
ENDED FEBRUARY 28, 2003                   (CLASS B)               AVERAGE(1)
-----------------------                   ---------               ----------

Inception: 1/4/99 - 2/28/03*              -15.72%                    -9.67%

One Year: 3/1/02 - 2/28/03                -30.31%                   -24.80%

Six Month: 9/1/02 - 2/28/03               - 8.76%                    -7.05%

*Annualized performance for periods greater than one year


The last twelve months have been challenging for investors. Despite a recovering economy, lower interest rates and rising corporate profits, the equity markets posted a third consecutive down year for the first time since the 1939-1941 period.

Improving economic fundamentals usually mean a rising stock market, but not in 2002. The tendency of investors to avoid taking risks during times of heightened uncertainty caused an unprecedented divergence of the economy and the stock market. The desire to avoid risk translated into record yield spreads between U.S. Treasury Securities and corporate debt in the bond market, and dramatic increases in equity risk premiums in the stock market. It was also manifest in countless businesses across the country where management held back capital expenditures in favor of building cash reserves.

Harris Bretall believes that common stock prices ultimately reflect the health of the underlying economy. Fortunately, over long term periods of time it has been the natural state of a market-based economy, such as the United States, to grow. Among other things, productivity enhancing new technologies, population increases, and inflation typically spur growth on. In contrast, recessions occur when certain fundamental relationships like supply and demand get out of balance. We believe that our economy has gone through its adjustment phase and it is now time to return to growth.

We expect that for calendar 2003, U.S. Gross Domestic Product will average growth of approximately 3%. Add to this fundamental picture an end to the geopolitical tensions caused by war, as well as future stimulus from Washington, D.C., and the outlook for the stock market and the economy appears promising.

The stock market is likely to show positive numbers in 2003 for the first time in three years. We have positioned the Saratoga Advantage Trust Large Capitalization Growth Portfolio in line with this positive outlook.


   1. The Morningstar Large Growth Average, as of February 28, 2003, consisted of 1,190 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

       Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                      Advised by: Fox Asset Management LLC
                            Little Silver, New Jersey

OBJECTIVE: THE SMALL CAPITALIZATION PORTFOLIO SEEKS MAXIMUM CAPITAL
           APPRECIATION.


                                            SMALL
TOTAL AGGREGATE                         CAPITALIZATION             MORNINGSTAR
RETURN FOR THE PERIOD                     PORTFOLIO                SMALL BLEND
ENDED FEBRUARY 28, 2003                   (CLASS B)                 AVERAGE(1)
-----------------------                   ---------                 ----------

Inception: 1/4/99 - 2/28/03*                5.36%                    2.91%

One Year: 3/1/02 - 2/28/03                -13.90%                  -20.17%

Six Month: 9/1/02 - 2/28/03                -6.22%                   -8.54%

*Annualized performance for periods greater than one year


The six-month period ended February 28, 2003 began with a September swoon that many small-cap stocks were not able to overcome. During this six-month period we were able to preserve some of your Portfolio's capital by slipping somewhat less than the Morningstar Small Blend Average.

We continue to maintain good balance within your Portfolio, keeping an appropriate and cautious blend of stocks that should play either better offense or better defense, depending on how the environment develops. In this regard, some of our better performers over the past half year include: International Rectifier (semiconductors, +43%), Inamed (medical devices, +42%) and Questar (integrated energy, +24%). This reflects our belief that there continues to exist a number of uncertainties in this post-9/11 world. Our strategy of managing the Portfolio based upon changes in fundamentals and valuations has served us well over the years, and we will be mindful of the current difficult earnings environment as we continue to manage the Portfolio. That stated, we still believe that smaller companies can lead the market out of its current malaise, reflecting their more focused operations, fewer management layers and better balance sheets.

 1. The Morningstar Small Blend Average, as of February 28, 2003, consisted of 346 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                  Advised by: Pictet Investment Management Ltd
                                 London, England

OBJECTIVE: THE INTERNATIONAL EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL
           APPRECIATION.



TOTAL AGGREGATE                        INTERNATIONAL           MORGAN STANLEY
RETURN FOR THE PERIOD                 EQUITY PORTFOLIO           EAFE INDEX
ENDED FEBRUARY 28, 2003                  (CLASS B)            (U.S. DOLLARS)(1)
-----------------------                  ---------            -----------------

Inception: 1/4/99 - 2/28/03*             -13.53%                  -9.04%

One Year: 3/1/02 - 2/28/03               -24.40%                 -17.46%

Six Month: 9/1/02 - 2/28/03              -12.83%                 -11.04%

*Annualized performance for periods greater than one year


Global stock markets faced a confused outlook going into 2003. Despite significant monetary easing in 2002, stock markets producing their third year of consecutive negative returns, and one of the worst for stock markets since 1974. Big name bankruptcies, widespread accounting scandals and the military intervention in Iraq have blurred economic and financial forecasts, leading to a weak start for stock markets in 2003. However there have been some significant divergences between geographic and sector performances, particularly within Europe where individual news stories have dominated whole sector performances. For example, the announced accounting problems surrounding the Dutch food retailer Ahold, had implications for all European companies perceived to have either corporate governance issues or high debt levels. It also severely impacted Dutch financial companies perceived to have exposure to Ahold. This resulted in the Dutch market being down 15.3% between January and February in U.S. dollars, compared to the Italian market which was up 2.3%. Similarly concerns in the U.K. over pension under-funding led the market down 9.3% with significant divergences between stocks despite the fact that in mainland Europe we believe the problem is considerably more severe, just not accounted for! The Japanese market has been dominated as usual by focus on the March year-end. Performance for the Japanese market compared to other developed markets has been good with the market down only 2.3%. Asia-Pacific markets were also weak with the exception of China, where increasing consumption of up market goods and services is fuelling investor demand for exposure to the region. Despite perceived difficulties in stock markets, currently these difficulties are increasingly being reflected in attractive valuations that are providing interesting opportunities that we are actively trying to exploit in the Portfolio.

 1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. This Index does not include fees and expenses and investors may not invest in the Index directly. The Gross Domestic Product (GDP) version of the index is used above.

     Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                      Advised by: Fox Asset Management LLC
                            Little Silver, New Jersey

OBJECTIVE: THE INVESTMENT QUALITY BOND PORTFOLIO SEEKS CURRENT INCOME AND
           REASONABLE STABILITY OF PRINCIPAL



                                                                LIPPER SHORT-
                                          INVESTMENT            INTERMEDIATE
TOTAL AGGREGATE                           QUALITY BOND           INVESTMENT
RETURN FOR THE PERIOD                     PORTFOLIO              GRADE DEBT
ENDED FEBRUARY 28, 2003                   (CLASS B)             FUNDS INDEX(1)
-----------------------                   ---------             --------------

Inception: 1/4/99 - 2/28/03*                5.59%                   6.26%

One Year: 3/1/02 - 2/28/03                  7.61%                   7.20%

Six Month: 9/1/02 - 2/28/03                 3.05%                   4.13%

*Annualized performance for periods greater than one year


The Saratoga Advantage Trust Investment Quality Bond Portfolio seeks to provide income by investing primarily in investment grade bonds with maturities between two and ten years. Due to the yield advantage of corporate bonds over U.S. Treasuries, corporate securities currently comprise approximately 58% of the Portfolio at this time. Due to the low absolute yield levels and our concerns that inflation could accelerate in 2003, Treasury Inflation Protected Securities represent approximately 19% of the Portfolio.

Investors had plenty to fret about during the six month period ended February 28, 2003 as political tensions continued to escalate throughout the world. On the home front, our own feeble economic recovery hit what Alan Greenspan called a "soft patch." As a result, fixed-income securities continued their winning ways in the fourth quarter of 2002.

Fixed-income investments for the three years ended February 28, 2003 have just turned in their best three-year performance in the past sixty years; we will focus on protecting principal in the quarters ahead. A better economic environment should, however, enable corporate bond spreads to contract further, and your Portfolio should benefit from our overweight position in the sector.

Other Portfolio statistics as of February 28, 2003 are as follows: Average weighted yield-to-maturity was 3.70%, average weighted coupon was 5.70% and the average Moody's Rating was A1 with 34 fixed income issues held.

 1. The Lipper Short -Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                           Advised by: OpCap Advisors
                               New York, New York

OBJECTIVE:  THE MUNICIPAL BOND PORTFOLIO SEEKS A HIGH LEVEL OF INTEREST INCOME
            THAT IS EXCLUDED FROM FEDERAL INCOME TAXATION TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT AND THE PRESERVATION OF CAPITAL.




TOTAL AGGREGATE                           MUNICIPAL BOND         LIPPER GENERAL
RETURN FOR THE PERIOD                     PORTFOLIO              MUNICIPAL DEBT
ENDED FEBRUARY 28, 2003                   (CLASS B)              FUNDS INDEX1
-----------------------                   ---------              ------------

Inception: 1/4/99 - 2/28/03*                 3.52%                  4.82%

One Year: 3/1/02 - 2/28/03                   4.59%                  6.63%

Six Month: 9/1/02 - 2/28/03                  2.15%                  2.74%

*Annualized performance for periods greater than one year


The threat of war with Iraq, a faltering economy and another Federal Reserve ease in November of last year have all contributed to the continuing strong bond market. U.S. Treasury yields have fallen to record or near record lows as investors moved out of the volatile stock market and reinvested in the perceived safety of the Treasury market. The ten year Treasury yield is now under 4% which has concomitantly sent mortgage rates to historically low levels. Inflation continues to be muted despite the recent rise in oil prices which is generally perceived as transitory. The municipal bond market has, for the most part, kept pace with Treasuries with ten year yields declining by nearly one percentage point during the past six months. We believe that longer-term municipal bond yields are still inexpensive relative to longer dated Treasuries with nominal yields of both municipals and Treasuries nearly the same before tax implications are even considered.

In the Portfolio, we continue to favor very high quality insured municipal bonds which accounts for the 82% weighting in AAA municipals. We also continue to invest in the steepest part of the yield curve which is currently the 10 to 18 year sector. The average maturity of the Portfolio is 15 years. The Portfolio has a 34% allocation in general obligation bonds, and though municipalities are experiencing major deficit problems, the Portfolio's general obligation bonds are of very high quality.

We recognize the probability of slightly higher interest rates once geopolitical tensions are eased. Yet, we believe the bond market will continue to attract an investor base which has reallocated away from the volatility of the stock market.


 1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                     Advised by: Sterling Capital Management
                            Charlotte, North Carolina

OBJECTIVE:  THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM
            CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE MAINTENANCE OF LIQUIDITY AND THE PRESERVATION OF CAPITAL.



                                     U.S. Government           90 Day T-Bills
   7-Day                              Money Market            Average Discount
Compound Yield                      Portfolio (Class B)           Yield
--------------                      -------------------           -----

2/28/03                                    0.01%                   1.1%

Total Aggregate                     U.S. Government               Lipper U.S.
Return for the Period                 Money Market              Treasury Money
Ended February 28, 2003             Portfolio (Class I)         Market Index(1)
-----------------------             -------------------         ---------------

Inception: 1/4/99 - 2/28/03*               2.51%                   3.50%

One Year: 3/1/02 - 2/28/03                 0.15%                   1.08%

Six Month: 9/1/02 - 2/28/03                0.03%                   0.45%

*Annualized performance for periods greater than one year


By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of February 28, 2003, while the average dollar-weighted Portfolio maturity was 75 days compared with a maximum allowable maturity of 90 days. During the last six months, the average dollar-weighted maturity was 76 days.

During the last six months the Federal Reserve has remained sensitive to the sustainability of the economic recovery and in November of 2002 it lowered short term rates by a half of one percent to 1.25%. Going forward, Sterling believes that the geopolitical risk will dictate the timing and magnitude of the recovery and has positioned the average maturity of the Portfolio to reflect this.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

     Past performance is not predictive of future performance.

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


FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (UNAUDITED)
SHARES                                                                   VALUE
------                                                                   -----

                 COMMON STOCKS (95.94%):
                 AEROSPACE & DEFENSE (2.04%):
24,200           Boeing Co.                                          $   666,952
 8,200           General Dynamics Corp.                                  485,932
                                                                     -----------
                                                                       1,152,884
                                                                     -----------

                 BANKS (8.49%):
46,200           Bank of New York Co., Inc.                            1,052,436
22,200           Bank One Corp.                                          799,866
34,307           FleetBoston Financial Corp.                             842,580
46,260           Wells Fargo & Co.                                     2,097,891
                                                                     -----------
                                                                       4,792,773
                                                                     -----------
                 COMMUNICATIONS EQUIPMENT (1.27%):
51,100           Cisco Systems, Inc. *                                   714,378
                                                                     -----------

                 COMPUTERS & PERIPHERALS (2.39%):
182,200          EMC Corp.-Mass. *                                     1,346,458
                                                                     -----------

                 DIVERSIFIED FINANCIALS (21.83%):
13,900           Capital One Financial Corp.                             430,483
45,000           CIT Group, Inc.                                         772,650
76,866           Citigroup, Inc.                                       2,562,712
11,200           Countrywide Financial Corp.                             597,968
57,200           Freddie Mac                                           3,125,980
37,100           Fannie Mae                                            2,378,110
24,800           Household International, Inc.                           692,664
41,800           J.P. Morgan Chase & Co.                                 948,024
22,000           Morgan Stanley                                          810,700
                                                                     -----------
                                                                      12,319,291
                                                                     -----------

                 DIVERSIFIED TELECOMMUNICATION SERVICES (2.61%):
 4,700           SBC Communications, Inc.                                 97,760
39,700           Verizon Communications, Inc.                          1,372,826
                                                                     -----------
                                                                       1,470,586
                                                                     -----------

                 ELECTRIC UTILITIES (3.75%):
43,100           Exelon Corp.                                          2,118,365
                                                                     -----------

                 ELECTRONIC COMPONENTS (1.07%):
69,600           Flextronics International Ltd. *                        604,128
                                                                     -----------

                 ENERGY EQUIPMENT & SERVICES (0.77%):
11,000           Nabors Industries, Ltd. *                               436,150
                                                                     -----------

                 FOOD & DRUG RETAILING (3.70%):
44,300           CVS Corp.                                             1,103,070
74,400           Kroger Co. *                                            983,568
                                                                     -----------
                                                                       2,086,638
                                                                     -----------





See accompanying notes to financial statements.


                                       10







FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (UNAUDITED) (CONTINUED)

SHARES                                                                   VALUE
------                                                                   -----

                 GAS UTILITIES (0.97%):
32,200           NiSource, Inc.                                         $545,468
                                                                     -----------

                 HEALTHCARE PROVIDERS & SERVICES (1.83%):
56,700           Tenet Healthcare Corp. *                              1,030,239
                                                                     -----------

                 HOTELS, RESTAURANTS & LEISURE (3.81%):
36,700           Carnival Corp.                                          842,999
26,500           Marriott International, Inc., Class A                   800,830
37,350           McDonalds Corp.                                         508,334
                                                                     -----------
                                                                       2,152,163
                                                                     -----------

                 HOUSEHOLD/PERSONAL PRODUCTS (2.61%):
17,800           Gillette Co.                                            537,382
18,300           FirstEnergy Corp.                                       539,850
 4,800           Procter & Gamble Co.                                    392,928
                                                                     -----------
                                                                       1,470,160

                                                                     -----------
                 INDUSTRIAL CONGLOMERATES (0.27%):
 6,425           General Electric Co.                                    154,521
                                                                     -----------

                 INSURANCE (6.95%):
10,600           American International Group, Inc.                      522,474
41,730           IMS Health, Inc.                                        625,950
57,000           John Hancock Financial Services, Inc.                 1,601,700
51,000           Unumprovident Corp.                                     663,000
 7,200           XL Capital Ltd., Class A                                510,768
                                                                     -----------
                                                                       3,923,892
                                                                     -----------

                 IT CONSULTING & SERVICES (1.17%):
42,500           Electronic Data Systems Corp.                           661,725
                                                                     -----------

                 MACHINERY (1.50%):
 6,900           Caterpillar, Inc.                                       324,300
13,200           Ingersoll-Rand Co., Class A                             520,740
                                                                     -----------
                                                                         845,040
                                                                     -----------

                 MANUFACTURING (0.60%):
 2,700           3M Corp.                                                338,499
                                                                     -----------

                 MEDIA (7.00%):
40,000           AOL Time Warner, Inc. *                                 452,800
43,900           Echostar Communications Corp., Class A *              1,155,887
26,000           Clear Channel Communications, Inc. *                    949,260
123,800          General Motors Corp., Class H *                       1,261,522
 7,700           Walt Disney Co.                                         131,362
                                                                     -----------
                                                                       3,950,831
                                                                     -----------

                 METALS/METALS & MINING (3.46%):
63,000           Alcan, Inc.                                           1,790,460
 7,900           Alcoa, Inc.                                             161,950
                                                                     -----------
                                                                       1,952,410
                                                                     -----------

See accompanying notes to financial statements.



                                       11





FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (UNAUDITED) (CONTINUED)


SHARES /
PRINCIPAL ($)                                                           VALUE
-------------                                                           -----
                 OIL & GAS (7.36%):
39,500           Anadarko Petroleum Corp.                             $1,820,160
 6,400           ChevronTexaco Corp.                                     410,688
37,900           Conocophillips                                        1,921,530
                                                                     -----------
                                                                       4,152,378
                                                                     -----------

                 PHARMACEUTICALS (3.63%):
 6,725           Merck & Co., Inc.                                       354,744
40,300           Pfizer Inc.                                           1,201,746
14,000           Wyeth                                                   493,500
                                                                     -----------
                                                                       2,049,990
                                                                     -----------

                 RETAIL (3.48%):
102,900          Dollar General Corp.                                  1,069,131
31,200           Target Corp.                                            893,880
                                                                     -----------
                                                                       1,963,011
                                                                     -----------

                 ROAD & RAIL (1.05%):
10,700           Union Pacific Corp.                                     590,533
                                                                     -----------

                 SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.65%):
20,200           Applied Materials, Inc.                                 262,196
 5,950           Intel Corp.                                             102,638
                                                                     -----------
                                                                         364,834
                                                                     -----------

                 SOFTWARE (1.68%):
39,950           Microsoft Corp.                                         946,815
                                                                     -----------

                 TOTAL COMMON STOCKS (Cost $61,393,764)               54,134,160
                                                                     -----------

                 PREFERRED STOCKS (1.16%):
                 LEISURE EQUIPMENT & PRODUCTS (1.16%):
31,300           News Corp Ltd., ADR (Cost $727,557)                     654,170
                                                                     -----------

                 SHORT-TERM INVESTMENTS (2.54%):
$ 1,438,000      STUDENT LOAN MARKETING ASSOCIATION (2.54%):
                 SLMA Discount Note, 3/3/2003 (Cost $1,437,896)        1,437,896
                                                                     -----------

                 TOTAL INVESTMENTS (Cost $63,559,217)       99.64%   $56,226,226
                                                                     -----------

                 Other assets in excess of liabilities       0.36%       201,566
                                                                     -----------

                 TOTAL NET ASSETS                          100.00%   $56,427,792
                                                           ======    ===========

----------
 Percentages indicated are based upon total net assets of $56,427,792

 * Non-income producing securities.




See accompanying notes to financial statements.


FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (UNAUDITED)


SHARES                                                                    VALUE
------                                                                    -----
                 COMMON STOCKS (98.54%):
                 BEVERAGES (2.05%):

20,000           PepsiCo, Inc.                                          $766,400
                                                                     -----------

                 BIOMEDICAL (2.56%):
27,000           Genentech, Inc. *                                       954,720
                                                                     -----------

                 COMPUTER HARDWARE (5.02%):
46,000           Dell Computer Corp. *                                 1,240,160
40,000           Hewlett Packard Co.                                     634,000
                                                                     -----------
                                                                       1,874,160
                                                                     -----------

                 COMPUTER SOFTWARE (7.68%):
76,000           Microsoft Corp.                                       1,801,200
32,000           Oracle Corp. *                                          382,720
20,000           Peoplesoft, Inc. *                                      342,000
20,000           Veritas Software Corp. *                                340,600
                                                                     -----------
                                                                       2,866,520
                                                                     -----------

                 COSMETICS/TOILETRIES (2.08%):
 9,500           Procter & Gamble Co.                                    777,670
                                                                     -----------

                 DATA PROCESSING SERVICES (2.87%):
10,000           Automatic Data Processing, Inc.                         325,000
21,500           First Data Corp.                                        744,975
                                                                     -----------
                                                                       1,069,975
                                                                     -----------

                 FINANCIAL SERVICES (4.46%):
25,000           Citigroup, Inc.                                         833,500
12,000           Goldman Sachs Group, Inc.                               833,400
                                                                     -----------
                                                                       1,666,900

                 INSURANCE (3.94%):
15,000           American International Group, Inc.                      739,350
18,000           Marsh & McLennan Cos., Inc.                             732,600
                                                                     -----------
                                                                       1,471,950
                                                                     -----------
                 INTEGRATED CIRCUITS (2.13%):
13,500           Linear Technology Corp.                                 414,045
11,000           Maxim Integrated Products, Inc.                         379,940
                                                                     -----------
                                                                         793,985
                                                                     -----------

                 MANUFACTURING (11.48%):
83,000           General Electric Co.                                  1,996,150
13,000           Illinois Tool Works, Inc.                               774,410
12,500           ITT Industries, Inc.                                    702,875
 6,500           3M Corp.                                                814,905
                                                                     -----------
                                                                       4,288,340
                                                                     -----------


See accompanying notes to financial statements.





                                       13





FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (UNAUDITED) (CONTINUED)

SHARES                                                                   VALUE
------                                                                   -----
                 MEDICAL PRODUCTS (12.20%):
20,000           Abbott Laboratories                                    $712,400
17,000           Amgen, Inc. *                                           928,880
24,000           Becton Dickinson & Co.                                  825,600
27,000           Medtronic, Inc.                                       1,206,900
13,500           Stryker Corp.                                           880,200
                                                                     -----------
                                                                       4,553,980
                                                                     -----------
                 MULTIMEDIA (2.19%):
22,000           Viacom, Inc. Class B *                                  816,860
                                                                     -----------

                 NETWORKING PRODUCTS (2.73%):
73,000           Cisco Systems, Inc. *                                 1,020,540
                                                                     -----------


                 OIL/GAS (2.14%):
23,500           Exxon Mobil Corp.                                       799,470
                                                                     -----------

                 PHARMACEUTICALS (9.82%):
23,000           Johnson & Johnson                                     1,206,350
15,000           Merck & Co., Inc.                                       791,250
56,000           Pfizer, Inc.                                          1,669,920
                                                                     -----------
                                                                       3,667,520
                                                                     -----------

                 RESTAURANTS (2.51%):
40,000           Starbucks Corp. *                                       938,000
                                                                     -----------

                 RETAIL (9.38%):
14,000           Best Buy, Inc.                                          406,980
28,000           Costco Wholesale Corp. *                                854,560
 7,000           Kohls Corp. *                                           342,300
26,000           Target Corp.                                            744,900
24,000           Wal Mart Stores, Inc.                                 1,153,440
                                                                     -----------
                                                                       3,502,180
                                                                     -----------

                 SEMICONDUCTOR (9.47%):
65,000           Applied Materials, Inc.                                 843,700
86,750           Intel Corp.                                           1,496,438
16,000           Microchip Technology, Inc.                              407,200
27,000           Novellus Systems, Inc. *                                787,050
                                                                     -----------
                                                                       3,534,388
                                                                     -----------

                 SHIPPING/TRANSPORTATION (2.16%):
14,000           United Parcel Service, Inc., Class B Shares             805,560
                                                                     -----------


See accompanying notes to financial statements.


                                       14




FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (UNAUDITED) (CONTINUED)



SHARES                                                                   VALUE
------                                                                   -----
           TELECOMMUNICATIONS (1.67%):

18,000     Verizon Communications, Inc.                            $     622,440
                                                                   -------------

           TOTAL COMMON STOCKS (Cost $40,505,048)                     36,791,558
                                                                   -------------

           TOTAL INVESTMENTS (Cost $40,505,048)           98.54%   $  36,791,558
                                                                   -------------

           Other assets in excess of liabilities           1.46%         544,395
                                                                   -------------

           TOTAL NET ASSETS                              100.00%   $  37,335,953
                                                         ======    =============

----------
Percentages indicated are based upon total net assets of $37,335,953.

* Non-income producing securities.



See accompanying notes to financial statements.




FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (UNAUDITED)

SHARES                                                                  VALUE
------                                                                  -----
                 COMMON STOCKS (94.56%):
                 AUTOMOTIVE EQUIPMENT & MANUFACTURING (2.47%):

12,000           Borg Warner, Inc.                                      $626,640
                                                                   -------------

                 BIOTECHNOLOGY (1.88%):
20,000           Cambrex Corp.                                           474,600
                                                                   -------------

                 CHEMICALS (2.01%):
51,000           RPM, Inc.                                               510,000
                                                                   -------------

                 COLLECTIBLES (1.67%):
29,400           Racing Champions Ertl Corp. *                           421,890
                                                                   -------------

                 CONSTRUCTION (5.56%):
29,500           Granite Construction, Inc.                              488,815
27,000           Insituform Technologies, Inc., Class A                  340,200
20,500           Lafarge North America, Inc.                             579,740
                                                                   -------------
                                                                       1,408,755
                                                                   -------------

                 CONTAINERS & PACKAGING (3.29%):
27,500           AptarGroup, Inc.                                        833,250
                                                                   -------------

                 ELECTRICAL PRODUCTS (4.42%):
16,800           Baldor Electric Co.                                     369,600
41,000           Belden, Inc.                                            528,900
40,000           Cable Design Technologies Corp. *                       219,600
                                                                   -------------
                                                                       1,118,100
                                                                   -------------

                 ELECTRONIC COMPONENTS (5.90%):
39,500           Bel Fuse, Inc., Class B                                 759,585
21,000           Excel Technology, Inc. *                                427,770
20,000           Technitrol, Inc.                                        305,400
                                                                   -------------
                                                                       1,492,755
                                                                   -------------

                 ENERGY & UTILITIES (5.06%):
22,000           NUI Corp.                                               333,520
34,000           Questar Corp.                                           947,920
                                                                   -------------
                                                                       1,281,440
                                                                   -------------

                 HOUSEHOLD PRODUCTS (5.36%):
27,500           Church & Dwight Co., Inc.                               819,500
21,500           Libbey, Inc.                                            538,575
                                                                   -------------
                                                                       1,358,075
                                                                   -------------

                 INSURANCE - LIFE & HEALTH (3.32%):
31,000           Protective Life Corp.                                   840,720
                                                                   -------------

                 MANUFACTURING (10.47%):
22,500           Clarcor, Inc.                                           752,400
53,500           JAKKS Pacific, Inc. *                                   585,825
19,200           Smith (A.O.) Corp.                                      494,976


See accompanying notes to financial statements.


                                       16





FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (UNAUDITED) (CONTINUED)


SHARES                                                                   VALUE
------                                                                   -----
                 MANUFACTURING (10.47%) (CONTINUED):
22,000           Teleflex, Inc.                                         $818,400
                                                                   -------------
                                                                       2,651,601
                                                                   -------------

                 MEDICAL PRODUCTS (8.27%):
14,700           Dentsply International, Inc.                            512,736
23,200           Inamed Corp. *                                          755,856
17,800           PolyMedica Corp.                                        519,582
16,000           West Pharmaceutical Services, Inc .                     306,720
                                                                   -------------
                                                                       2,094,894
                                                                   -------------

                 OIL & GAS (9.45%):
25,500           Newfield Exploration Co. *                              869,550
23,000           Piedmont Natural Gas. Co., Inc.                         791,430
29,000           XTO Energy, Inc.                                        731,090
                                                                   -------------
                                                                       2,392,070

                                                                   -------------
                 PHARMACY SERVICES (1.07%):
51,400           MIM Corp. *                                             270,878
                                                                   -------------

                 REAL ESTATE INVESTMENT TRUSTS (1.48%):
13,000           Mack-Cali Realty Corp.                                  375,700
                                                                   -------------

                 RESTAURANTS (5.48%):
21,000           Applebee's International, Inc.                          538,440
19,700           CBRL Group, Inc.                                        525,990
10,000           Outback Steakhouse, Inc. *                              322,000
                                                                   -------------
                                                                       1,386,430

                                                                   -------------
                 RETAIL (7.59%):
28,900           BJ'S Wholesale Club, Inc. *                             404,022
15,300           Claires Stores, Inc.                                    349,146
42,700           Footstar, Inc. *                                        370,636
36,000           ShopKo Stores, Inc. *                                   394,200
29,000           Supervalu, Inc.                                         403,680
                                                                   -------------
                                                                       1,921,684
                                                                   -------------

                 SCIENTIFIC & TECHNICAL INSTRUMENTS (1.33%):
22,000           Veeco Instruments, Inc. *                               335,940
                                                                   -------------

                 SEMICONDUCTOR (4.41%):
30,000           Actel Corp. *                                           492,000
28,000           International Rectifier Corp. *                         625,800
                                                                   -------------
                                                                       1,117,800
                                                                   -------------
See accompanying notes to financial statements.




                                       17







FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (UNAUDITED) (CONTINUED)

SHARES                                                                   VALUE
------                                                                   -----
                 TRUCKING (4.07%):
33,000           Arkansas Best Corp.                               $     782,100
8,000            Roadway Corp.                                           247,200
                                                                   -------------
                                                                       1,029,300
                                                                   -------------

                 TOTAL COMMON STOCKS (Cost $26,974,733)               23,942,522
                                                                   -------------

                 TOTAL INVESTMENTS (Cost $26,974,733)     94.56%   $  23,942,522
                                                                   -------------

                 Other assets in excess of liabilities     5.44%       1,376,793
                                                                   -------------

                 TOTAL NET ASSETS                        100.00%   $  25,319,315
                                                         ======    =============


Percentages indicated are based upon total net assets of $25,319,315.

* Non-income producing securities.


See accompanying notes to financial statements.


FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

SHARES                                                                    VALUE
------                                                                    -----
                 COMMON STOCKS (61.83%):
                 CHINA (1.03%):
                 OIL & GAS (1.03)%:

 8,000           PetroChina Co. Ltd., ADR                               $167,920
                                                                   -------------

                 FINLAND (1.04%):
                 TELECOMMUNICATIONS (1.04%):
12,840           Nokia Corp., ADR                                        169,873
                                                                   -------------

                 FRANCE (5.95%):
                 AUTOMOBILES & LIGHT TRUCKS (1.86%):
 6,900           Peugot Citroen SA, ADR                                  304,912
                                                                   -------------

                 MEDICAL SUPPLIES (1.77%):
11,256           L'Air Liquide SA, ADR                                   288,980
                                                                   -------------

                 OIL & GAS (2.32%):
 5,775           TotalFinaElf SA, ADR                                    379,706
                                                                   -------------
                                                                   -------------
                 TOTAL FRANCE                                            973,598
                                                                   -------------

                 GERMANY (4.96%):
                 BANKING (1.57%):
 6,310           Deutsche Bank AG, ADR                                   256,817
                                                                   -------------

                 DIVERSIFIED MANUFACTURING OPERATIONS (1.75%):
 7,205           Siemens AG, ADR                                         286,255
                                                                   -------------

                 ELECTRIC - INTEGRATED (1.64%):
 6,300           E.ON AG, ADR                                            269,325
                                                                   -------------

                                                                   -------------
                 TOTAL GERMANY                                           812,397
                                                                   -------------

                 NETHERLANDS (3.68%):
                 INSURANCE (2.45%):
18,600           Aegon NV, ADR                                           196,230
15,200           ING Groep NV, ADR                                       204,136
                                                                   -------------
                                                                         400,366
                                                                   -------------

                 MULTI-MEDIA (1.23%):
9,150            VNU NV, ADR                                             201,282
                                                                   -------------
                                                                   -------------
                 TOTAL NETHERLANDS                                       601,648
                                                                   -------------

                 JAPAN (12.65%):
                 AUDIO/VIDEO PRODUCTS (0.98%):
4,210            Sony Corp., ADR                                         159,854
                                                                   -------------

                 AUTOMOBILES & TRUCKS (2.24%):
10,000           Nissan Motor Corp., ADR                                 151,300
 4,531           Toyota Motor Corp., ADR                                 215,132
                                                                   -------------
                                                                         366,432
                                                                   -------------




See accompanying notes to financial statements.



                                       19






FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)(CONTINUED)

SHARES                                                                    VALUE
------                                                                    -----
                 JAPAN (12.65%) (CONTINUED):
                 BANKING & FINANCE (0.92%):
33,867           Mitsubishi Tokyo Financial Group, Inc., ADR            $150,031
                                                                   -------------

                 COSMETICS/TOILETRIES (2.06%):
 1,597           Kao Corp., ADR                                          337,028
                                                                   -------------

                 FINANCE (1.18%):
 6,987           Orix Corp., ADR                                         193,540
                                                                   -------------

                 IDENTIFICATION SYS/DEV (1.00%):
 2,877           Secom Co., Ltd., ADR                                    163,531
                                                                   -------------

                 OFFICE EQUIPMENT (2.14%):
 9,749           Canon, Inc., ADR                                        350,477
                                                                   -------------

                 RETAIL (0.84%):
 5,924           Seven-Eleven Japan Ltd., ADR                            138,548
                                                                   -------------

                 TELECOMMUNICATIONS (1.29%):
11,676           Nippon Telegraphic and Telephone Corp., ADR             211,219
                                                                   -------------
                                                                   -------------
                 TOTAL JAPAN                                          2,070,660
                                                                   -------------

                 SPAIN (5.72%):
                 BANKING (1.92%):
49,587           Banco Santander Central Hispano Americano, ADR          314,382
                                                                   -------------

                 ELECTRIC - INTEGRATED (1.14%):
15,500           Endesa, ADR                                             186,775
                                                                   -------------

                 TELECOMMUNICATIONS (2.66%):
15,083           Telefonica, ADR*                                        435,433
                                                                   -------------

                 TOTAL SPAIN                                             936,590
                                                                   -------------

                 SWITZERLAND (7.10%):
                 FOOD PRODUCTS (3.18%):
10,338           Nestle, ADR                                             520,316
                                                                   -------------

                 HUMAN SERVICES (0.92%):
19,950           Adecco, ADR                                             150,623
                                                                   -------------

                 PHARMACEUTICALS (3.00%):
13,430           Novartis AG, ADR                                        491,269
                                                                   -------------

                 TOTAL SWITZERLAND                                     1,162,208
                                                                   -------------

                 TAIWAN (2.21%):
                 ELECTRONICS (1.49%):

25,000           AU Optronics Corp., ADR*                                162,500
25,300           United Microelectronics, ADR                             81,719
                                                                   -------------
                                                                         244,219
                                                                   -------------



See accompanying notes to financial statements.


                                       20





FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)(CONTINUED)


SHARES                                                                  VALUE
------                                                                  -----
                 TAIWAN (2.21%):
                 SEMICONDUCTORS (0.72%):
16,621           Taiwan Semiconductor Manufacturing Co. Ltd., ADR       $117,840
                                                                   -------------
                                                                   -------------
                 TOTAL TAIWAN                                           362,059
                                                                   -------------

                 UNITED KINGDOM (17.49%):
                 BANKING (2.70%):
19,200           Barclays PLC, ADR                                      441,792
                                                                   -------------

                 BEVERAGES (1.41%):
 5,860           Diageo PLC, ADR                                        230,532
                                                                   -------------

                 FINANCIAL SERVICES (3.00%):
 9,130           HSBC Holdings PLC, ADR                                 489,916
                                                                   -------------

                 OIL & GAS (4.58%):
 9,005           BP PLC, ADR                                            343,181
11,722           Shell Transport & Trading Co. PLC, ADR                 407,105
                                                                   -------------
                                                                        750,286

                                                                   -------------
                 PHARMACEUTICALS (2.94%):
13,738           Glaxosmithkline PLC, ADR                               481,517
                                                                   -------------

                 TELECOMMUNICATIONS (2.86%):
25,840           Vodafone Group PLC, ADR                                467,704
                                                                   -------------

                 TOTAL UNITED KINGDOM                                  2,861,747
                                                                   -------------

                 TOTAL COMMON STOCKS (Cost $15,086,162)               10,118,700
                                                                   -------------

                 TOTAL INVESTMENTS (Cost $15,086,162)    61.83%    $  10,118,700
                                                                   -------------

                 Other assets in excess of liabilities   38.17%       6,246,013
                                                                   -------------

                 TOTAL NET ASSETS                        100.00%   $  16,364,713
                                                         ======    =============

 Percentages indicated are based upon total net assets of $16,364,713.

 * Non-income producing securities.
 ADR - American Depositary Receipt








See accompanying notes to financial statements.


FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (UNAUDITED)

PRINCIPAL                                                                 VALUE
---------                                                                 -----
                 U.S. GOVERNMENT AND AGENCIES (37.99%):
                 FEDERAL HOME LOAN BANK (2.38%):
  $800,000       5.15%, 10/15/08                                         $839,399
                                                                    -------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION (1.62%):
  500,000        6.00%, 5/15/08                                           571,586
                                                                    -------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.26%):
  400,000        5.125%, 10/15/08                                         442,179
                                                                   -------------
                 U.S. TREASURY NOTES (32.73%):
3,949,986        3.50%, 1/15/11                                         4,502,368
2,700,000        5.00%, 8/15/11                                         2,990,569
2,012,400        3.00%, 7/15/12                                         2,233,450
1,700,000        4.375%, 8/15/12                                        1,796,621
                                                                    -------------
                                                                       11,523,008
                                                                    -------------
                 TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $12,385,918) 13,376,172
                                                                    -------------
                 CORPORATE NOTES AND BONDS (58.21%):
                 AEROSPACE (2.88%):
1,000,000        Boeing Co., 6.35%, 6/15/03                             1,013,742
                                                                    -------------
                 AMUSEMENT (1.47%):
  500,000        Walt Disney Co., 4.875%, 7/2/04                          516,405
                                                                    -------------
                 AUTO PARTS & EQUIPMENT (4.52%):
1,500,000        TRW Inc., 6.05%, 1/15/05                               1,591,686
                                                                    -------------
                 BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS (2.97%):
1,000,000        Masco Corp., 6.00%, 5/3/04                             1,044,870
                                                                    -------------

                 CHEMICALS (4.50%):
1,500,000        ICI Wilmington, Inc., 6.95%, 9/15/04                   1,584,087
                                                                    -------------
                 ELECTRIC UTILITIES (12.31%):
  900,000        Eastern Energy Ltd., 6.75%, 12/1/06                    1,006,134
1,000,000        Detroit Edison Co., 7.50%, 2/1/05                      1,098,843
1,000,000        Jersey Center Power & Light, 6.375%, 5/1/03            1,007,382
  600,000        Public Service Electric & Gas Co., 8.875%, 6/1/03        609,769
  550,000        South Carolina Electric & Gas Co., 7.50%, 6/15/05        611,179
                                                                    -------------
                                                                        4,333,307
                                                                    -------------
                 ELECTRONIC COMPONENTS & SEMICONDUCTORS (7.02%):
1,200,000        Avnet, Inc., 8.00%, 11/15/06                           1,153,085
  500,000        Metropolitan Edison, 6.40%, 2/9/06                       515,480
  800,000        Public Service Co. of Colorado, 6.00%, 4/15/03           802,948
                                                                    -------------
                                                                        2,471,513
                                                                    -------------




See accompanying notes to financial statements.


                                       22





FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (UNAUDITED)(CONTINUED)

PRINCIPAL                                                               VALUE
---------                                                               -----
                 FINANCIAL SERVICES (7.97%):
$ 1,000,000      Associates Corp. of North America, 6.625%, 6/15/05  $ 1,094,495
                 BellSouth Savings & Security Employee
                 Stock Option Plan, Series A:
    66,325       MTNA, 9.125%, 7/1/03                                     67,721
    39,283       MTN1, 9.125%, 7/1/03                                     40,227
   600,000       Duke Capital Corp., 6.25%, 7/15/05                      604,232
   110,314       Guaranteed Export Trust, 6.28%, 6/15/04                 114,647
   850,000       National Rural Utilities, 6.00%, 1/15/04                883,215
                                                                    ------------
                                                                       2,804,537
                                                                    ------------

                 FOOD (0.95%):
   250,000       Safeway, Inc., 6.05%, 11/15/03                          256,167
    75,000       Tyson Foods, Inc., 6.625%, 10/1/04                       79,492
                                                                    ------------
                                                                         335,659
                                                                    ------------

                 FOREST & PAPER PRODUCTS (4.43%):
  1,500,000      Scott Paper Co., 7.00%, 8/15/23                       1,558,878
                                                                    ------------

                 TECHNOLOGY (2.84%):
  1,000,000      Lockheed Martin Corp., 6.75%, 3/15/03                 1,001,258
                                                                    ------------

                 TELECOMMUNICATIONS (6.35%):
    500,000      Ameritech Capital Funding, 6.30%, 10/15/04              535,671
    500,000      Bell Atlantic West Virginia, 7.00%, 8/15/04             533,378
    700,000      GTE Southwest Inc., 6.23%, 1/107                        767,108
    375,000      Pacific Bell, 7.00%, 7/15/04                            401,100
                                                                    ------------
                                                                       2,237,257
                                                                    ------------

                  TOTAL CORPORATE NOTES AND BONDS (Cost $19,915,723)  20,493,199
                                                                    ------------
                  TOTAL INVESTMENTS (Cost $32,301,641)      96.20%  $ 33,869,371
                                                                    ------------
                  Other assets in excess of liabilities     3.80%     1,338,010
                                                                    ------------
                  TOTAL NET ASSETS                          100.00% $ 35,207,381
                                                            ======  ============


----------
Percentages indicated are based upon total net assets of $35,207,381.








See accompanying notes to financial statements.


FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)
PRINCIPAL                                                                                    VALUE
---------                                                                                    -----
             MUNICIPAL BONDS (95.19%):
             ARIZONA (2.68%):
             WATER/SEWER (2.68%):

$  200,000   Sedona, Wastewater Municipal Property, Corporate Excise
             Tax Revenue, 4.75%, 7/1/27, MBIA                                          $     200,484
                                                                                       -------------

             CALIFORNIA (7.46%):
             HOUSING (3.77%):
   270,000   State Housing Financing Agency, Revenue, Single Family
             Mortgage Purchase Amount, Series A, Class I, 5.30%, 8/1/18, FHA                 281,937
                                                                                       -------------

             PUBLIC FACILITIES (3.69%):
   250,000   State Public Works Board Lease Revenue, State University Projects,
             Series A, 5.375%, 10/1/17                                                       275,463
                                                                                       -------------
                                                                                       -------------
             TOTAL CALIFORNIA                                                                557,400
                                                                                       -------------

             COLORADO (5.80%):
             HEALTH/HOSPITAL (2.10%):
   150,000   Denver, City & County Revenue, Children's Hospital Association
             Project, 6.00%, 10/1/15, FGIC                                                   156,942
                                                                                       -------------

             PUBLIC FACILITIES (3.70%):
   250,000   Denver, City & County, Excise Tax Revenue, Colorado Convention
             Center Project, Series A, 5.50%, 9/1/17, FSA                                    276,563
                                                                                       -------------
                                                                                       -------------
             TOTAL COLORADO                                                                  433,505
                                                                                       -------------

             DISTRICT OF COLUMBIA (3.28%):
             PUBLIC FACILITIES (3.28%):
   250,000   Washington, Convention Center Authority, Dedicated Tax Revenue,
             4.75%, 10/1/28, AMBAC                                                           245,052
                                                                                       -------------

             FLORIDA (3.36%):
             EDUCATION (0.50%):
   35,000    Dade County School Board Certification Participation, Series A,
             5.75%, 5/1/12                                                                    37,253
                                                                                       -------------

             GENERAL OBLIGATION (2.86%):
   200,000   State Board Education Cap Outlay, 5.00%, 6/1/18                                 213,900
                                                                                       -------------

             TOTAL FLORIDA                                                                   251,153
                                                                                       -------------

             HAWAII (4.90%):
             GENERAL OBLIGATION (4.90%):
   355,000   State, GO, Series CR, 4.75%, 4/1/18                                             366,396
                                                                                       -------------

             LOUISIANA (2.25%):
             GENERAL OBLIGATION (2.25%):
   150,000 New Orleans, GO, 6.125%, 10/1/16, AMBAC                                           168,273
                                                                                       -------------







See accompanying notes to financial statements.




                                       24







FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)(CONTINUED)

PRINCIPAL                                                                                    VALUE
---------                                                                                    -----
                  MARYLAND (4.35%):
                  WATER/SEWER (4.35%):
$       300,000   State Energy Funding Administration, Solid Waste Disposal, LO
                  Revenue, 6.30%, 12/1/10                                              $     325,413
                                                                                       -------------

                  MISSOURI (0.20%):
                  HOUSING (0.20%):
        15,000    State Housing Development Community Mortgage, Single Family
                  Housing Revenue, Series C, 6.90%, 7/1/18, GNMA                              15,174
                                                                                       -------------

                  NEBRASKA (0.61%):
                  POWER/UTILITY (0.61%):
        40,000    Omaha Public Power District, Electric Revenue, Series C,
                  5.50%, 2/1/14                                                               45,840
                                                                                       -------------

                  NEW HAMPSHIRE (3.58%):
                  HEALTH/HOSPITAL (3.58%):
        250,000   State Health & Education Facilities Authority Revenue, Dartmouth-
                  Hitchcock Obligation Group, Callable 8/1/12 @ 100, 5.50%, 8/1/27           267,793
                                                                                       -------------

                  NORTH CAROLINA (4.81%):
                  GENERAL OBLIGATION (4.81%):
        350,000   Mecklenburg County, Series B, 4.50%, 2/1/18                                359,839
                                                                                       -------------

                  NORTH DAKOTA (4.70%):
                  HOUSING (4.70%):
        337,000   State Housing Financing Agency, Revenue, Housing Financing
                  Program, Series C, 5.50%, 7/1/18                                           351,639
                                                                                       -------------
                  OHIO (5.58%):
                  EDUCATION (4.79%):
        350,000   Jonathan Alder LOC School District, 4.40%, 12/1/17                         358,470
                                                                                       -------------

                  HEALTH/HOSPITAL (0.79%):
        50,000    Lorain County, Hospital Revenue, Regional Medical Center,
                  7.75%, 11/1/13, AMBAC                                                       58,803
                                                                                       -------------
                                                                                       -------------
                  TOTAL OHIO                                                                 417,273
                                                                                       -------------

                  PENNSYLVANIA (5.91%):
                  GENERAL OBLIGATION (4.86%):
        350,000   Philadelphia, 4.90%, 9/15/20                                               362,849

                  REVENUE (1.05%):
        75,000    Philadelphia, Municipal Authority Revenue, Series A, 5.625%, 11/15/14       78,615
                                                                                       -------------
                                                                                       -------------
                  TOTAL PENNSYLVANIA                                                         441,464
                                                                                       -------------

                  PUERTO RICO (5.41%):
                  POWER/UTILITY (0.98%):
        65,000    Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15                  73,479
                                                                                       -------------



See accompanying notes to financial statements.



                                       25







FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)(CONTINUED)
PRINCIPAL                                                                                    VALUE
                  PUERTO RICO (5.41%)(CONTINUED):
                  PUBLIC FACILITIES (4.43%):
$       300,000   Puerto Rico Highway & Trans. Authority Revenue, Series B,
                  6.00%, 7/1/26                                                        $     330,608
                                                                                       -------------
                                                                                       -------------

                  TOTAL PUERTO RICO                                                          404,087
                                                                                       -------------


                  SOUTH CAROLINA (4.69%):
                  POWER/UTILITY (4.69%):
        350,000   Piedmont Municipal Power Agency Electric, Series A, 5.00%, 1/1/18          350,655
                                                                                       -------------

                  TEXAS (6.57%):
                  EDUCATION (3.65%):
        250,000   State University, System Revenue, 5.375%, 3/15/17, FSA                     272,687
                                                                                       -------------

                  HOUSING (2.92%):
        200,000   State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA       218,332
                                                                                       -------------
                                                                                       -------------
                  TOTAL TEXAS                                                                491,019
                                                                                       -------------

                  VIRGINIA (4.31%):
                  HOUSING (4.31%):
        300,000   State Housing Development Authority, Revenue,
                  Commonwealth Mortgage, Series B, 5.40%, 1/1/15                             322,524
                                                                                       -------------

                  WISCONSIN (14.39%):
                  GENERAL OBLIGATION (4.79%):
        350,000   Milwaukee, Series Y, 4.625%, 9/1/19                                        357,975
                                                                                       -------------

                  HEALTH/HOSPITAL (5.51%):
        400,000   State Health & Educational Facilities Authority, Revenue, Waukesha
                  Memorial Hospital, Series A, 5.25%, 8/15/19, AMBAC                         412,232
                                                                                       -------------

                  HOUSING (1.68%):
        120,000   State Housing & Economic Development Authority,
                  Homeownership Revenue, Series F, 6.20%, 3/1/27                             125,357
                                                                                       -------------

                  REVENUE (2.41%):
        175,000   State Transportation Revenue, 4.60%, 7/1/18                                180,054
                                                                                       -------------
                                                                                       -------------
                  TOTAL WISCONSIN                                                          1,075,618
                                                                                       -------------


See accompanying notes to financial statements.


                                       26







FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (UNAUDITED)(CONTINUED)

PRINCIPAL                                                                                 VALUE
---------                                                                                 -----
                WYOMING (0.35%):
                HOUSING (0.35%):
$     25,000    Community Development Authority Housing Revenue, Series 1,
                6.65%, 12/1/06                                                       $      25,866
                                                                                     -------------

                TOTAL MUNICIPAL BONDS (Cost $6,792,028)                                  7,116,467
                                                                                     -------------

                TOTAL INVESTMENTS (Cost $6,792,028)                 95.19%           $   7,116,467
                                                                                     -------------

                Other assets in excess of liabilities                4.81%                 359,466
                                                                                     -------------

                TOTAL NET ASSETS                                   100.00%           $   7,475,933
                                                                   ======            =============

----------
Percentages indicated are based upon total net assets of $7,475,933.

Abbreviations used in this Portfolio:

 AMBAC Insured by AMBAC Indemnity Corporation
  FGIC Insured by Financial Guaranty Insurance Corporation
   FHA Federal Housing Administration FSA Insured by Federal Security Assurance GNMA Insured by Government National Mortgage Association
    GO General Obligation
    LO Limited Obligation
   LOC Letter of Credit
  MBIA Insured by Municipal Bond Insurance Association


See accompanying notes to financial statements.


FEBRUARY 28, 2003
SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (UNAUDITED)

PRINCIPAL                                                                                    VALUE
---------                                                                                    -----
                  U.S. GOVERNMENT AGENCIES (108.96%):
                  FEDERAL FARM CREDIT BANK DISCOUNT NOTES (3.87%):
$ 1,225,000       1.24%, 5/1/03                                                       $    1,222,510
                                                                                      --------------

                  FEDERAL HOME LOAN BANK DISCOUNT NOTES (33.81%):
  530,000         1.28%, 3/5/03                                                              529,962
2,525,000         1.70%, 3/27/03                                                           2,522,138
3,500,000         1.24%, 4/10/03                                                           3,495,419
  795,000         1.22%, 4/17/03                                                             793,788
1,760,000         1.21%, 7/30/03                                                           1,751,186
1,600,000         1.22%, 8/14/03                                                           1,591,108
                                                                                      --------------
                                                                                           10,683,601
                                                                                      --------------

                  FEDERAL NATIONAL MORTGAGE DISCOUNT NOTES (71.28%):
  100,000         1.27%, 3/7/03                                                               99,986
  370,000         1.23%, 3/14/03                                                             369,864
2,810,000         1.23%, 4/2/03                                                            2,807,098
2,975,000         1.27%, 4/4/03                                                            2,971,642
1,840,000         1.24%, 4/9/03                                                            1,837,655
  715,000         1.23%, 4/16/03                                                             713,925
3,778,000         1.30%, 5/2/03                                                            3,769,814
1,070,000         1.22%, 5/21/03                                                           1,067,135
3,000,000         1.23%, 5/30/03                                                           2,990,467
  815,000         1.22%, 6/25/03                                                             811,851
2,570,000         1.20%, 6/30/03                                                           2,559,806
1,155,000         1.20%, 7/23/03                                                           1,149,533
1,380,000         1.23%, 8/20/03                                                           1,371,985
                                                                                      --------------
                                                                                           22,520,761
                                                                                      --------------

                  TOTAL U.S. GOVERNMENT AGENCIES (Cost $34,426,872)                        34,426,872
                                                                                           ----------

                  TOTAL INVESTMENTS (Cost $34,426,872)                       108.96%    $  34,426,872

                  Liabilities in excess of other assets                      (8.96)%       (2,831,437)

                  TOTAL NET ASSETS                                           100.00%    $  31,595,435
                                                                             ======     =============

----------
 Percentages indicated are based upon total net assets of $31,595,435.









See accompanying notes to financial statements.

February 28, 2003 (Unaudited)








STATEMENT OF ASSETS AND LIABILITIES

                                 LARGE            LARGE                                     INVESTMENT                    U.S.
                              CAPITALIZATION   CAPITALIZATION       SMALL    INTERNATIONAL   QUALITY      MUNICIPAL    GOVERNMENT
                                 VALUE            GROWTH       CAPITALIZATION  EQUITY         BOND          BOND       MONEY MARKET
                               PORTFOLIO        PORTFOLIO        PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
                               ---------        ---------         ---------    ---------     ---------    ---------     ---------
ASSETS:
Investments, at cost           $63,559,217     $40,505,048      $26,974,733   $15,086,162   $32,301,641   $6,792,028   $34,426,872

Investments in securities,
at value (Note 1a )            $54,788,330     $36,791,558      $23,942,522   $10,118,700   $33,869,371   $7,116,467   $      --
Short term investments           1,437,896            --               --            --            --           --      34,426,872
Cash                                   494         118,949          117,920     4,159,769     1,149,921      259,644         4,532
Receivable for securities             --           378,526          276,136          --            --           --            --
sold
Interest and dividends
receivable                         113,387          43,170           28,873        32,983       388,254      101,642          --
Receivable for fund shares            --              --          1,109,456     2,021,325          --          1,642          --
sold
Receivable due from
manager (Note 2a, 2e)               46,970            --               --            --            --         26,061        77,025
Prepaid expenses and
other assets                        53,535          54,819           41,519        48,356        72,237        9,234       101,282
TOTAL ASSETS                    56,440,612      37,387,022       25,516,426    16,381,133    35,479,783    7,514,690    34,609,711

LIABILITIES:
Payable for securities                --              --            112,174          --            --           --            --
purchased
Payable for fund shares
redeemed                              --              --               --            --         178,417         --       2,952,349
Payable for distribution
fees (Note 2d)                       1,603           3,808            1,025           478         1,548         --            --
Dividends payable                     --              --               --            --          71,979       21,020           798
Payable to manager (Note 2a)          --            18,676           12,280         7,853        14,408         --            --
Accrued expenses and
other liabilities                   11,217          28,585           71,632         8,089         6,050       17,737        61,129
                               -----------     -----------      -----------   -----------   -----------   ----------   -----------
TOTAL LIABILITIES                   12,820          51,069          197,111        16,420       272,402       38,757     3,014,276
                               -----------     -----------      -----------   -----------   -----------   ----------   -----------

NET ASSETS                     $56,427,792     $37,335,953      $25,319,315   $16,364,713   $35,207,381   $7,475,933   $31,595,435
                               ===========     ===========      ===========   ===========   ===========   ==========   ===========

NET ASSETS:
Par value of shares of
beneficial interest           $     47,104    $     35,874      $     28,558  $    26,420   $    32,994    $    7,037  $   316,860
Paid in capital                 84,944,484      65,255,259        28,581,423   28,936,089    33,437,050     7,144,924   31,265,556
Undistributed net investment
income (loss)                       31,981        (207,194)          (78,320)    (115,884)      (41,490)        1,956        4,946
Accumulated net realized gain
(loss) on investments          (21,262,786)    (24,034,496)       (7,514,450)     211,097        (2,423)        8,073
Net unrealized appreciation
(depreciation) on investments   (7,332,991)     (3,713,490)       (3,032,211)  (4,967,462)    1,567,730       324,439          --
                                ----------      ----------        ----------    ----------    ---------       -------
NET ASSETS                    $ 56,427,792    $ 37,335,953      $ 25,319,315   $16,364,713  $35,207,381    $7,475,933   $31,595,435
                              ============    ============      ============   ===========  ============    ==========  ===========

NET ASSET VALUE PER SHARE
CLASS I
Net Assets                    $ 52,298,618    $ 35,559,438      $ 24,148,390   $15,921,020  $33,263,371    $7,009,849  $28,553,075
Shares of beneficial
interest outstanding             4,354,277       3,410,071         2,717,841     2,567,714    3,117,292       659,869    28,641,723
Net asset value per share (a)$       12.01    $      10.43      $       8.89   $      6.20   $    10.67    $    10.62   $      1.00

CLASS B
Net Assets                    $  2,014,454    $    309,774      $    271,997   $    57,275  $   337,237    $  147,727   $   191,565
Shares of beneficial
interest outstanding               173,743          30,984            32,128         9,570       31,610        13,908       191,844
Net asset value per share (a) $     11.59     $      10.00      $       8.47   $      5.98  $     10.67    $    10.62   $      1.00

CLASS C
Net Assets                    $  2,114,720    $  1,466,741      $    898,928   $   386,418  $ 1,606,773    $  318,357   $ 2,850,795
Shares of beneficial
interest outstanding               182,395         146,377           105,845        64,674      150,474        29,923     2,852,391
Net asset value per share (a)$       11.59    $      10.02      $      8.49    $      5.97  $     10.68    $    10.64   $      1.00


----------
(a) Redemption price per Class B and C share varies based on length of time shares are held.





See accompanying notes to financial statements.


Six Months Ended February 28, 2003 (Unaudited)

STATEMENT OF OPERATIONS

                                   LARGE          LARGE                                      INVESTMENT                   U.S.
                               CAPITALIZATION CAPITALIZATION    SMALL        INTERNATIONAL     QUALITY     MUNICIPAL   GOVERNMENT
                                   VALUE          GROWTH     CAPITALIZATION     EQUITY          BOND         BOND      MONEY MARKET
                                 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO    PORTFOLIO
                                 ---------      ---------      ---------      ---------       ---------    ---------    ---------
INVESTMENT INCOME:
Interest income                  $     6,745    $     3,748    $      --      $      --      $   732,699    $ 187,221    $ 267,809
Dividend income                      562,695        207,013        189,332         88,340           --           --           --
Less: Foreign withholding             (1,955)          --             --          (24,820)          --           --           --
taxes
TOTAL INVESTMENT INCOME              567,485        210,761        189,332         63,520        732,699      187,221      267,809

OPERATING EXPENSES:
Management fees (Notes 2a, 2e)       181,348        136,512         88,371         57,067         92,399       20,020       86,292
Distribution fees (Note 2d):
Class B Shares                         4,103          2,245          1,677            462          1,805          204          478
Class C Shares                        12,138          8,641          5,274          2,255         10,585        3,080        9,669
Transfer agent fees                  153,500        132,613        116,386         69,876         93,907       25,013      103,986
Administration fees (Note 2c)         56,451         51,374         23,543         13,495         28,658        6,944       29,371
Custodian fees (Note 2a)              48,871         24,179          7,700         18,522         17,247       25,802       28,885
Professional fees                     40,132         39,653         14,328          7,866         17,503        2,017       18,721
Trustees' fees                        21,943          7,330          5,050          4,311          5,645         --          4,291
Printing and postage expense           9,107          1,856            306          2,030            228        2,078          245
Insurance expense                      5,927          4,570          2,743          1,349          2,463          586        2,861
Registration fees                      3,852         14,217          4,809          5,370          6,171       10,234       15,624
Miscellaneous expenses                    28            347             74           --               40         --            310
                                 -----------    -----------    -----------    -----------    -----------    ---------    ---------
TOTAL OPERATING EXPENSES             537,400        423,537        270,261        182,603        276,651       95,978      300,733
Less: Expenses waived and
reimbursed (Note 2a, 2e)                --             --             --             --          (24,744)     (37,637)     (73,708)
Less: Expense offset (Note 2a)          --           (3,686)          (713)        (5,488)        (4,305)        --           --
                                 -----------    -----------    -----------    -----------    -----------    ---------    ---------
NET OPERATING EXPENSES               537,400        419,851        269,548        177,115        247,602       58,341      227,025
                                 -----------    -----------    -----------    -----------    -----------    ---------    ---------

NET INVESTMENT INCOME (LOSS)          30,085       (209,090)       (80,216)      (113,595)       485,097      128,880       40,784
                                 -----------    -----------    -----------    -----------    -----------    ---------    ---------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
Investments                       (5,228,111)    (2,787,571)        (9,923)    (2,795,142)       653,242       69,818        8,073
Net change in unrealized
appreciation (depreciation)
from Investments (Note 6)            296,062       (764,811)    (1,696,081)       839,308        (15,084)      49,192         --
                                 -----------    -----------    -----------    -----------    -----------    ---------    ---------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        (4,932,049)    (3,552,382)    (1,706,004)    (1,955,834)       638,158      119,010        8,073
                                 -----------    -----------    -----------    -----------    -----------    ---------    ---------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS                  $(4,901,964)   $(3,761,472)   $(1,786,220)   $(2,069,429)   $ 1,123,255    $ 247,890    $  48,857
                                 ===========    ===========    ===========    ===========    ===========    =========    =========






See accompanying notes to financial statements.



For the Six Months Ended February 28, 2003

(Unaudited) and the Year Ended August 31, 2002

 STATEMENTS OF CHANGES IN NET ASSETS
                                           LARGE CAPITALIZATION VALUE    LARGE CAPITALIZATION GROWTH        SMALL CAPITALIZATION
                                                 PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                                 ---------                      ---------                       ---------

                                              SIX MONTHS                     SIX MONTHS                    SIX MONTHS
                                                ENDED                          ENDED                         ENDED
                                             FEBRUARY 28,     YEAR ENDED     FEBRUARY 28,   YEAR ENDED     FEBRUARY 28,  YEAR ENDED
                                                 2003         AUGUST 31,       2003      AUGUST 31, 2002   (UNAUDITED)    AUGUST 31,
                                             (UNAUDITED)       2002         (UNAUDITED)                                     2002
                                             -----------       ----         -----------   --------------  ------------  ------------
OPERATIONS:
Net investment income (loss)                $     30,085   $    177,024   $   (209,090)  $   (398,343)  $    (80,216)  $   (121,757)
Net realized gain (loss) on investments       (5,228,111)   (13,729,678)    (2,787,571)   (18,041,622)        (9,923)     2,036,360
Net change in unrealized appreciation
(depreciation) on investments                    296,062     (8,627,992)      (764,811)     2,226,204     (1,696,081)    (2,078,696)
NET INCREASE (DECREASE) IN NET ASSETS
                                            ------------   ------------   ------------   ------------   ------------   ------------
RESULTING FROM OPERATIONS                     (4,901,964)   (22,180,646)    (3,761,472)   (16,213,761)    (1,786,220)      (164,093)
                                            ------------   ------------   ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
Class I                                             --       (7,185,156)          --         (182,110)    (2,092,327)    (4,567,460)
Class B                                             --         (106,304)          --           (2,793)       (27,925)       (50,192)
Class C                                             --         (343,333)          --           (9,463)       (89,748)      (153,004)
Net Investment Income:
Class I                                             --         (199,995)          --             --             --             --
Class B                                             --             --             --             --             --             --
Class C                                             --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS                                     --       (7,834,788)          --         (194,366)    (2,210,000)    (4,770,656)
                                            ------------   ------------   ------------   ------------   ------------   ------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
Class I                                       29,187,915     57,413,483      3,105,700     14,846,582     25,110,699     61,391,404
Class B                                           86,504        397,905         37,274        195,776         16,123        164,638
Class C                                          467,503      1,679,790        350,243        959,942        193,344        638,324
Transfer of net assets (Note 6)
Class I                                        5,129,233           --             --             --             --             --
Class B                                        1,701,814           --             --             --             --             --
Class C                                             --             --             --             --             --             --
Reinvestment of dividends and
distributions
Class I                                             --        7,325,645           --          180,547      2,074,731      4,537,722
Class B                                             --          103,460           --            2,692         27,922         49,442
Class C                                             --          343,830           --            9,103         91,563        152,564
Cost of shares redeemed
Class I                                      (35,153,225)   (55,280,339)    (8,247,112)   (25,483,114)   (28,295,752)   (78,460,661)
Class B                                         (308,667)      (671,719)      (224,579)      (602,208)      (127,275)      (153,089)
Class C                                         (866,722)    (1,472,266)      (760,258)    (1,640,095)      (435,618)      (708,820)
NET INCREASE (DECREASE) IN NET ASSETS
FROM
                                            ------------   ------------   ------------   ------------   ------------   ------------
SHARE TRANSACTIONS OF BENEFICIAL INTEREST        244,355      9,839,789     (5,738,732)   (11,530,775)    (1,344,263)   (12,388,476)
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,657,609)   (20,175,645)    (9,500,204)   (27,938,902)    (5,340,483)   (17,323,225)

NET ASSETS:
Beginning of period                           61,085,401     81,261,046     46,836,157     74,775,059     30,659,798     47,983,023
                                            ------------   ------------   ------------   ------------   ------------   ------------
END OF PERIOD*                              $ 56,427,792   $ 61,085,401   $ 37,335,953   $ 46,836,157   $ 25,319,315   $ 30,659,798
                                            ============   ============   ============   ============   ============   ============



* Includes undistributed net investment
  income (loss) at end of period            $     31,981   $      1,896   $   (207,194)  $      1,896   $    (78,320)  $      1,896
                                            ------------   ------------   ------------   ------------   ------------   ------------





See accompanying notes to financial statements.



For the Six Months Ended February 28, 2003 (Unaudited) and the Year Ended August 31, 2002
STATEMENTS OF CHANGES IN NET ASSETS




                                             INTERNATIONAL EQUITY                   INVESTMENT QUALITY BOND
                                                 PORTFOLIO                                 PORTFOLIO
                                           --------------------                     -----------------------

                                                                                SIX MONTHS
                                       SIX MONTHS ENDED                           ENDED
                                       FEBRUARY 28, 2003    YEAR ENDED        FEBRUARY 28, 2003    YEAR ENDED
                                        (UNAUDITED)      AUGUST 31, 2002        (UNAUDITED)      AUGUST 31, 2002
                                        -----------      ---------------        -----------      ----------------

Operations:
Net investment income (loss)             $   (113,595)     $     (23,334)      $    485,097       $  1,484,060
Net realized gain (loss) on investments    (2,795,142)        (3,348,650)           653,242            701,059
Net change in unrealized appreciation
(depreciation) on investments                 839,308           (667,373)           (15,084)           432,217
Net increase (decrease) in net assets
                                         ------------      -------------       ------------       ------------
resulting from operations                  (2,069,429)        (4,039,357)         1,123,255          2,617,336
                                         ------------      -------------       ------------       ------------

Distributions to Shareholders:
Net Realized Gains:
Class I                                          --                 --             (687,158)           (67,622)
Class B                                          --                 --               (8,008)              (861)
Class C                                          --                 --              (39,834)            (3,680)
Net Investment Income:
Class I                                          --                 --             (459,709)        (1,458,066)
Class B                                          --                 --               (3,759)           (15,000)
Class C                                          --                 --              (21,629)           (71,121)
                                         ------------      -------------       ------------       ------------
Total Dividends and Distributions
to Shareholders                                  --                 --           (1,220,097)        (1,616,350)
                                         ------------      -------------       ------------       ------------

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I                                   186,418,215        107,288,790         30,826,058         19,185,820
Class B                                         2,011              8,508            137,983            183,623
Class C                                        92,482            206,792            803,776          1,447,616
Transfer of net assets (Note 6)
Class I                                          --                 --                 --                 --
Class B                                          --                 --                 --                 --
Class C                                          --                 --                 --                 --
Reinvestment of dividends and
distributions                                    --                 --            1,030,082          1,445,839
Class I                                          --                 --               10,534             15,032
Class B                                          --                 --               58,277             73,487
Class C
Cost of shares redeemed
Class I                                  (181,991,597)       (29,359,182)       (31,170,995)        (4,856,866)
Class B                                       (63,652)          (111,040)          (262,328)           (97,194)
Class C                                      (156,122)          (430,742)        (1,643,796)        (1,191,132)
                                         ------------      -------------       ------------       ------------
Net increase (decrease) in net
assets from share transactions
of beneficial interest                      4,301,337         (5,037,399)         1,601,404        (10,107,904)
                                         ------------      -------------       ------------       ------------


Total Increase (Decrease)
 in Net Assets                              2,231,908         (9,076,756)         1,504,562         (9,106,918)

Net Assets:
Beginning of period                        14,132,805         23,209,561         33,702,819         42,809,737
                                         ------------      -------------       ------------       ------------
End of period*                             16,364,713      $  14,132,805       $ 35,207,381     $   33,702,819
                                           ==========      =============       ============     ==============

* Includes undistributed net
  investment income (loss)
  at end of period                          (115,884)     $      (2,289)      $    (41,490)     $     (41,490)
                                         ------------      -------------       ------------       ------------






                                                                         MUNICIPAL BOND            U.S. GOVERNMENT MONEY MARKET
                                                                           PORTFOLIO                       PORTFOLIO
                                                                         --------------            ----------------------------

                                                                                                     SIX MONTHS
                                                                SIX MONTHS ENDED                        ENDED
                                                                FEBRUARY 28, 2003   YEAR ENDED    FEBRUARY 28, 2003    YEAR ENDED
                                                                  (UNAUDITED)     AUGUST 31, 2002    (UNAUDITED)     AUGUST 31, 200
                                                                  -----------     ---------------    -----------     --------------

Operations:
Net investment income (loss)                                    $    128,880    $     310,487    $      40,784    $    418,856
Net realized gain (loss) on investments                               69,818           87,268            8,073          16,451
Net change in unrealized appreciation
(depreciation) on investments                                         49,192         (129,660)            --              --
Net increase (decrease) in net assets
                                                                ------------    -------------    -------------    ------------
resulting from operations                                            247,890          268,095           48,857         435,307
                                                                ------------    -------------    -------------    ------------

Distributions to Shareholders:
Net Realized Gains:
Class I                                                              (68,719)         (12,786)            --           (35,372)
Class B                                                                 (145)             (38)            --              (163)
Class C                                                               (5,134)            (382)            --            (1,164)
Net Investment Income:
Class I                                                             (121,100)        (303,320)         (37,298)       (512,484)
Class B                                                                 (520)            (831)             (30)           (741)
Class C                                                               (7,200)         (10,499)            (405)        (13,328)
                                                                ------------    -------------    -------------    ------------
Total Dividends and Distributions
to Shareholders                                                     (202,818)        (327,856)         (37,733)       (563,252)
                                                                ------------    -------------    -------------    ------------

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I                                                            1,971,806        4,847,709      217,082,307     224,028,302
Class B                                                              131,400             --            150,703         151,508
Class C                                                               57,301          594,511        1,879,024       1,230,033
Transfer of net assets (Note 6)
Class I                                                                 --               --          5,278,640            --
Class B                                                                 --               --               --              --
Class C                                                                 --               --               --              --
Reinvestment of dividends and
distributions                                                        160,754          300,339           32,418         493,400
Class I                                                                  343              808               23             864
Class B                                                               11,085            9,553              331          12,699
Class C
Cost of shares redeemed
Class I                                                           (7,274,284)    (231,333,359)
Class B                                                               (9,578)         (15,886)         (56,267)       (164,005)
Class C                                                             (535,005)        (421,754)        (369,642)     (4,061,683)
                                                                ------------    -------------    -------------    ------------
Net increase (decrease) in net
assets from share transactions
of beneficial interest                                            (3,068,760)      (1,959,004)      (7,335,822)     (6,306,575)
                                                                ------------    -------------    -------------    ------------


Total Increase (Decrease)
 in Net Assets                                                    (3,023,688)      (2,018,765)      (7,324,698)     (6,434,520)

Net Assets:
Beginning of period                                               10,499,621       12,518,386       38,920,133      45,354,653
                                                                ------------    -------------    -------------    ------------
End of period*                                                  $  7,475,933    $  10,499,621    $  31,595,435    $ 38,920,133
                                                                ============    =============    =============    ============

* Includes undistributed net
  investment income (loss)
  at end of period                                              $      1,956    $       1,896    $       4,946    $      1,895
                                                                ------------    -------------    -------------    ------------







See accompanying notes to financial statements.

PERIOD ENDED FEBRUARY 28, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios, seven of which are included in this report: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Orbitex-Saratoga Capital Management, LLC (the "Manager") serves as the Trust's Manager. Each of the Portfolios is provided with the discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the " Advisers") to their respective Portfolio(s): OpCap Advisors: Municipal Bond and Large Capitalization Value; Fox Asset Management LLC: Investment Quality Bond and Small Capitalization; Harris Bretall Sullivan and Smith, LLC: Large Capitalization Growth; Sterling Capital Management Co.: U.S. Government Money Market; and Pictet International Management Limited: International Equity. Gemini Fund Services, Inc. (the "Administrator"), serves the Trust as administrator, and is a wholly-owned subsidiary of NorthStar Financial Services Group. Orbitex Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is an affiliate of the Manager. On August 19, 1994, U.S. Government Money Market issued 100,000 shares for $100,000 to provide the Manager initial capital for the Trust.


PORTFOLIO                                      PRIMARY OBJECTIVE
---------                                      -----------------
Large Capitalization Value Portfolio           Total return consisting of capital appreciation and dividend income
Large Capitalization Growth Portfolio          Capital appreciat ion
Small Capitalization Portfolio                 Maximum capital appreciation
International Equity Portfolio                 Long-term capital appreciation
Investment Quality Bond Portfolio              Current income and reasonable stability of principal
Municipal Bond Portfolio                       High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market Portfolio         Maximum current income to the
                                               extent consistent with the
                                               maintenance of liquidity and the
                                               preservation of capital


     Currently, each Portfolio offers Class I, Class B, and Class C shares. Each class represents interest in thesame assets of the applicable P ortfolio, and the classes are identical except for differences in their sales charge structures, ongoing service, distribution charges, and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

     (A) VALUATION OF INVESTMENTS

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short -term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short -term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (B) FEDERAL INCOME TAX

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

     (C) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     (D) DIVIDENDS AND DISTRIBUTIONS

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                               INCOME DIVIDENDS  CAPITAL GAINS
                               ----------------  -------------
Large Capitalization Value       annually          annually
Large Capitalization Growth      annually          annually
Small Capitalization             annually          annually
International Equity             annually          annually
Investment Quality Bond          daily *           annually
Municipal Bond                   daily *           annually
U.S. Government Money Market     daily *           annually
*paid monthly

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

     (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

     (F) REPURCHASE AGREEMENTS

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

     (G) OTHER

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by each Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

     For the period ended February 28, 2003, the Manager waived $24,744 for Investment Quality Bond, $20,020 for Municipal Bond and $73,708 for U.S. Government Money Market. For the period ended February 28, 2003, the Manager reimbursed $17,617 for Municipal Bond.

     The Portfolios also benefit from an expense offset arrangement with their custodian bank where un -invested cash balances earn credits that reduce monthly fees.

     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth, Small Capitalization and International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.


     (c) The administration fee is accrued daily and payable monthly to the Administrator (exclusive of out of pocket administration fees).

     (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect February 28, 2003 for each portfolio were: 3.00% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 3.30% for International Equity; 2.40% for Investment Quality Bond and Municipal Bond and 2.25% for U.S. Government Money Market. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. Expenses borne by the Manager after December 31, 2002 are subject to reimbursement up to three years from the date the fee or expense was incurred. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the period ended February 28, 2003, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.  INVESTMENT TRANSACTIONS

For the period ended February 28, 2003 purchases and sales of investment securities, other than short -term securities were as follows:

                                       PURCHASES          SALES
                                       ---------          -----
Large Capitalization Value            $30,099,046      $26,932,912
Large Capitalization Growth            13,872,365       16,850,400
Small Capitalization                    3,196,687        7,509,477
International Equity                    3,391,662        5,189,424
Investment Quality Bond                10,312,936        8,891,124
Municipal Bond                            326,625        3,140,351

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 At February 28, 2003, the composition of unrealized appreciation (depreciation) of investment securities were as follows:


                                           FEDERAL
                                          TAX COST      APPRECIATION    (DEPRECIATION)         NET
                                          --------      ------------    --------------         ---
Large Capitalization Value               $63,559,217     $2,551,842       $9,884,833       ($7,332,991)
Large Capitalization Growth               40,505,048      2,755,421        6,468,911        (3,713,490)
Small Capitalization                      26,974,733      2,149,271        5,181,482        (3,032,211)
International Equity                      15,086,162        165,149        5,132,611        (4,967,462)
Investment Quality Bond                   32,301,641      1,614,546           46,816         1,567,730
Municipal Bond                             6,792,028        324,439            --              324,439


For U.S. federal income tax, the cost of securities owned at February 28, 2003 was substantially the same as the cost of securities for financial statement purposes.

4.  AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

       Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for Class I shares were as follows for the periods indicated:

                                       PERIOD ENDED          YEAR ENDED
                                     FEBRUARY 28, 2003     AUGUST 31, 2002
                                     -----------------     ---------------
Large Capitalization Value
    Issued                                 2,363,933           3,503,395
    Transferred (Note 6)                     413,117                --
    Redeemed                              (2,855,635)         (3,470,790)
    Reinvested from Dividends                   --               428,651
                                        ------------        ------------
    Net Increase (Decrease) in Shares        (78,585)            461,256
                                        ------------        ------------

Large Capitalization Growth
    Issued                                   283,385           1,060,255
    Redeemed                                (761,961)         (1,822,966)
    Reinvested from Dividends                   --                11,771
                                        ------------        ------------
    Net Increase (Decrease) in Shares       (478,576)           (750,940)
                                        ------------        ------------

Small Capitalization
    Issued                                 2,617,796           5,505,610
    Redeemed                              (2,950,608)         (6,943,376)
    Reinvested from Dividends                220,712             426,478
                                        ------------        ------------
    Net Increase (Decrease) in Shares       (112,100)         (1,011,288)
                                        ------------        ------------

International Equity
    Issued                                28,078,767          13,712,612
    Redeemed                             (27,415,870)        (14,235,838)
    Reinvested from Dividends                   --                  --
                                        ------------        ------------
    Net Increase (Decrease) in Shares        662,897            (523,226)
                                        ------------        ------------

Investment Quality Bond
    Issued                                 2,900,222           1,828,421
    Redeemed                              (2,761,563)         (2,964,793)
    Reinvested from Dividends                 97,432             138,043
                                        ------------        ------------
    Net Increase (Decrease) in Shares        236,091            (998,329)
                                        ------------        ------------

Municipal Bond
    Issued                                   185,847             460,120
    Redeemed                                (451,889)           (693,543)
    Reinvested from Dividends                 15,242              28,734
                                        ------------        ------------
    Net Increase (Decrease) in Shares       (250,800)           (204,689)
                                        ------------        ------------

U.S. Government Money Market
    Issued                               217,082,307         224,028,302
    Transferred (Note 6)                   5,278,640                --
    Redeemed                            (231,333,359)       (227,997,693)
    Reinvested from Dividends                 32,418             493,400
                                        ------------        ------------
    Net Increase (Decrease) in Shares     (8,939,994)         (3,475,991)
                                        ------------        ------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.01 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:



                                             Class B                               Class C

                                              PERIOD ENDED       YEAR ENDED         PERIOD ENDED             YEAR ENDED
                                            FEBRUARY 28, 2003  AUGUST 31, 2002    FEBRUARY 28, 2003        AUGUST 31, 2002
                                            -----------------  ---------------    -----------------        ---------------
Large Capitalization Value
    Issued                                          6,571         24,322                39,256                  105,322
    Transferred (Note 6)                          141,857           --                    --                       --
    Redeemed                                      (26,298)       (41,707)              (73,819)                 (95,839)
    Reinvested from Dividends                        --            6,195                  --                     20,581
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares             122,130        (11,190)              (34,563)                  30,064
                                                 --------       --------            ----------               ----------

Large Capitalization Growth
    Issued                                          2,942         14,698                33,046                   73,362
    Redeemed                                      (21,901)       (42,396)              (73,404)                (125,129)
    Reinvested from Dividends                        --              181                  --                        610
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares             (18,959)       (27,517)              (40,358)                 (51,157)
                                                 --------       --------            ----------               ----------

Small Capitalization
    Issued                                          1,609         14,623                20,341                   59,297
    Redeemed                                      (14,031)       (13,953)              (47,388)                 (62,788)
    Reinvested from Dividends                       3,109          4,795                10,149                   14,755
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares              (9,313)         5,465               (16,898)                  11,264
                                                 --------       --------            ----------               ----------

International Equity
    Issued                                            320          1,057                14,564                   26,044
    Redeemed                                      (10,009)       (13,882)              (25,231)                 (52,827)
    Reinvested from Dividends                        --             --                    --                       --
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares              (9,689)       (12,825)              (10,667)                 (26,783)
                                                 --------       --------            ----------               ----------

Investment Quality Bond
    Issued                                         13,008         17,605                75,414                  138,435
    Redeemed                                      (24,732)        (9,219)             (154,816)                (113,344)
    Reinvested from Dividends                         997          1,437                 5,510                    7,011
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares             (10,727)         9,823               (73,892)                  32,102
                                                 --------       --------            ----------               ----------

Municipal Bond
    Issued                                         12,538           --                   5,321                   56,700
    Redeemed                                         (913)        (1,509)              (50,979)                 (39,835)
    Reinvested from Dividends                          33             77                 1,048                      910
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares              11,658         (1,432)              (44,610)                  17,775
                                                 --------       --------            ----------               ----------

U.S. Government Money Market
    Issued                                        150,703        151,508             1,879,024                1,230,033
    Redeemed                                      (56,267)      (164,005)             (369,642)              (4,061,683)
    Reinvested from Dividends                          23            864                   331                   12,699
                                                 --------       --------            ----------               ----------
    Net Increase (Decrease) in Shares              94,459        (11,634)            1,509,713               (2,818,950)
                                                 --------       --------            ----------               ----------


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 5.  FEDERAL TAX INFORMATION

During the year ended August 31, 2002, as a result of permanent book to tax differences, the Portfolios incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by this reclassification.


                                               INCREASE                 INCREASE
                                              (DECREASE)               (DECREASE)             INCREASE
                                             UNDISTRIBUTED             ACCUMULATED           (DECREASE)
                                             NET INVESTMENT            NET REALIZED           PAID IN
                                                INCOME                    GAIN                CAPITAL
                                                ------                    ----                -------

Large Capitalization Value Portfolio            $  (7,397)             $ 88,903              $ (81,506)
Large Capitalization Growth Portfolio             398,343                   (63)              (398,280)
Small Capitalization Portfolio                    121,756                 3,409               (125,165)
International Equity Portfolio                     19,149                  --                  (19,149)
Investment Quality Bond Portfolio                  16,742               (16,742)                  --
Municipal Bond Portfolio                            4,163                (4,163)                  --
U.S. Government Money Market Portfolio            108,274                (4,478)              (103,796)

The tax character of dividends and distributions paid during the year ended August 31, 2002 were as follows:


                                             ORDINARY            LONG-TERM         TAX EXEMPT
                                              INCOME           CAPITAL GAIN         INCOME             TOTAL
                                              ------           ------------         ------             -----

Large Capitalization Value Portfolio         $2,717,336         $5,117,452         $   --           $7,834,788
Large Capitalization Growth Portfolio              --              194,366             --              194,366
Small Capitalization Portfolio                4,306,519            464,137             --            4,770,656
International Equity Portfolio                     --                 --               --                 --
Investment Quality Bond Portfolio             1,524,514             88,905             --            1,613,419
Municipal Bond Portfolio                           --               17,369          310,487            327,856
U.S. Government Money Market Portfolio          567,366               --               --              567,366


As of August 31, 2002, the components of Distributable Earnings/
(Accumulated Losses) on a tax basis were as follows:





                                                                                                                          TOTAL
                                                                                               POST-                   DISTRIBUTABLE
                                    UNDISTRIBUTED UNDISTRIBUTED   CAPITAL                    OCTOBER     UNREALIZED      EARNINGS
                                       ORDINARY    LONG-TERM       LOSS        POST-OCTOBER  CURRENCY   APPRECIATION  (ACCUMULATED
                                        INCOME    CAPITAL GAIN CARRYFORWARDS     LOSSES       LOSSES   (DEPRECIATION)   EARNINGS)
                                        ------    ------------ -------------     ------       ------   -------------- -------------


Large Capitalization Value Portfolio      $ --     $     --     $      --      $(15,601,775)   $ --     $(7,278,422)   $(22,880,197)
Large Capitalization Growth Portfolio       --           --      (8,141,985)    (13,104,940)     --      (2,948,679)    (24,195,604)
Small Capitalization Portfolio              --      2,039,788          --              --        --      (1,336,130)        703,658
International Equity Portfolio              --           --      (2,295,338)     (2,304,077)     --      (5,926,664)    (10,526,079)
Investment Quality Bond Portfolio           --        252,401          --              --        --       1,582,814       1,835,215
Municipal Bond Portfolio                    --          1,757          --              --        --         275,247         277,004
U.S. Government Money Market Portfolio      --           --            --              --        --            --              --



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Portfolios' capital loss carryforwards will expire between August 31, 2009 and August 31, 2010.

Post -October losses represent losses realized on investments and foreign currency transactions occurring after October 31, 2001 that, in accordance with Federal income tax regulations, the Portfolios have elected to defer and treat as having arisen in the following fiscal year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEM ENTS
--------------------------------------------------------------------------------


6. FUND ACQUISITIONS

     As of the close of business on January 24, 2003, the U.S. Government Money Market Portfolio acquired all the net assets of the Orbitex Cash Reserves Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Cash Reserves Fund on January 3, 2003. The details of which are shown below:



                                                AT CLOSE OF BUSINESS JANUARY 24, 2003
                                                -------------------------------------

                                                              U.S. GOVERNMENT
                                       CASH RESERVES           MONEY MARKET
                                          FUND               PORTFOLIO - CLASS I      MERGED ASSETS
                                          ----               -------------------      -------------

Net Assets .........................   $5,278,640               $29,432,845             $34,711,485
Shares Outstanding .................    5,278,640                29,523,240              34,801,880
Net Asset Value Per Share ..........        $1.00                     $1.00                   $1.00


       As of the close of business on January 24, 2003, the Large Capitalization Value Portfolio acquired all the net assets of the Orbitex Focus 30 Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Focus 30 Fund on January 3, 2003. The acquisition was completed by a tax-free exchange, the details of which are shown below:


                                                           AT CLOSE OF BUSINESS JANUARY 24, 2003
                                                           -------------------------------------
                                               FOCUS 30             LARGE CAPITALIZATION
                                               FUND - CLASS A     VALUE PORTFOLIO - CLASS I     MERGED ASSETS
                                               --------------     -------------------------     -------------

Net Assets ..................................   $    294,433          $49,933,638                 $50,228,071
Unrealized Appreciation (depreciation).......   $   (399,722)         $(4,794,816)                $(5,194,538)
Shares Outstanding ..........................         30,383            4,021,739                   4,045,453
Net Asset Value Per Share ...................          $9.69               $12.42                      $12.42

                                               FOCUS 30              LARGE CAPITALIZATION
                                               FUND - CLASS B     VALUE PORTFOLIO - CLASS B     MERGED ASSETS
                                               --------------     -------------------------     -------------

Net Assets ..................................  $   1,701,814            $ 446,145                  $2,147,959
Unrealized Appreciation (depreciation).......  $    (621,466)           $(102,907)                 $ (724,373)
Shares Outstanding ..........................        179,161               37,189                     179,046
Net Asset Value Per Share ...................  $        9.50            $   12.00                  $    12.00

                                                FOCUS 30             LARGE CAPITALIZATION
                                                FUND - CLASS D    VALUE PORTFOLIO - CLASS I*  MERGED ASSETS
                                                --------------    --------------------------  -------------

Net Assets                                     $   4,834,800          $50,228,071                 $55,062,871
Unrealized Appreciation (depreciation).......  $     237,657          $(5,194,538)                $(4,956,881)
Shares Outstanding                                   494,082            4,045,453                   4,434,866
Net Asset Value Per Share                      $        9.79          $     12.42                      $12.42

* Amounts include Focus 30 Fund Class A assets merged into Large Capitalization Value Portfolio Class I Shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)


                                        INCOME FROM                                    DIVIDENDS AND
                                    INVESTMENT OPERATIONS                              DISTRIBUTIONS
                                    ---------------------                      -       ------------
                                                        Net                           Distributions
                                                      Realized              Dividends      to
                                                         And                   to      Shareholders   Net                    Net
                              Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                              Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                              of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                              ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------



LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)
SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)        $   12.63$    (0.02)    $  (1.02)  $  (1.04)       --           --     $   11.59    (8.23)%    $2,014
YEAR ENDED AUGUST 31, 2002       18.89      0.04        (4.69)     (4.65)       --        $ (1.61)      12.63   (26.71)%       652
YEAR ENDED AUGUST 31, 2001       18.25     (0.10)        1.31       1.21      $ (0.11)      (0.46)      18.89     6.63%      1,186
YEAR ENDED AUGUST 31, 2000       20.50      0.13        (0.41)     (0.28)       (0.17)      (1.80)      18.25    (1.33)%     1,280
JANUARY 4, 1999 TO
AUGUST 31, 1999(2)               20.21     (0.02)        0.31       0.29        --         --           20.50     1.43%        172








                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----

LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)
SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)             2.83%  (1,3)   (0.47)%  (1,3)      49%
YEAR ENDED AUGUST 31, 2002        2.40%  (1)     (0.73)%  (1)        84%
YEAR ENDED AUGUST 31, 2001        1.86%  (1)     (0.30)%  (1)        86%
YEAR ENDED AUGUST 31, 2000        1.78%  (1)     (0.03)%  (1)        90%
JANUARY 4, 1999 TO
AUGUST 31, 1999(2)                1.72%  (1,4)   (0.53)%  (1,4)      67%




(1) During the six months ended February 28, 2003 and the fiscal years ended August 31, 2001 and August 31, 2000, Orbitex-Saratoga Cpaital Management, LLC did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Orbitex-Saratoga Cpaital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.83% and (0.47%)% respectively, for the six months ended February 28, 2003, 2.50% and (0.83%) respectively, for the year ended August 31, 2002, 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.78% and (0.03%) respectively, for the year ended August 31, 2000, 2.21% and 1.02% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.



LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)         $   10.96   $  (0.10)   $   (0.86)    $   (0.96)     --     --         $   10.00      (8.76)%   $  310
YEAR ENDED AUGUST 31, 2002        14.71      (0.10)       (3.61)        (3.71)     --    $  (0.04)       10.96     (25.29)%      547
YEAR ENDED AUGUST 31, 2001        32.99      (0.32)      (14.78)       (15.10)     --       (3.18)       14.71     (48.78)%    1,140
YEAR ENDED AUGUST 31, 2000        26.75      (0.13)        8.03          7.90      --       (1.66)       32.99      30.22%     2,801
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)               24.74      (0.04)        2.05          2.01      --     --             26.75       8.12%       204






LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
SIX MONTHS ENDED

FEBRUARY 28, 2003 (5)               2.94%   (1,3)    (1.96)% (1,3)    34%
YEAR ENDED AUGUST 31, 2002
YEAR ENDED AUGUST 31, 2001          2.40%   (1)      (1.55)% (1)      32%
YEAR ENDED AUGUST 31, 2000          1.85%   (1)      (1.17)% (1)      36%
JANUARY 4, 1999 TO                  1.67%   (1)      (1.16)% (1)      33%
AUGUST 31, 1999 (2)                 1.19%   (1,4)    (0.73)% (1,4)    39%

(1) During the six months ended February 28, 2003 and the fiscal year ended August 31, 2001, Saratoga Capital Management did not waive any of its management fees. During the fiscal years ended August 31, 2002, August 31, 2000 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.96% and (1.97%) respectively, for the six months ended February 28, 2003, 2.51% and (1.66) respectively, for the year ended August 31, 2002, 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.72% and (1.11%) respectively, for the year ended August 31, 2000, 3.31% and (2.86%) respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)


                                        INCOME FROM                                    DIVIDENDS AND
                                    INVESTMENT OPERATIONS                              DISTRIBUTIONS
                                    ---------------------                      -       ------------
                                                         Net                           Distributions
                                                       Realized              Dividends      to
                                                          And                   to      Shareholders   Net                    Net
                               Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                 Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                               Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                               of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                               ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------


SMALL CAPITALIZATION PORTFOLIO (CLASS B)
SIX MONTHS
ENDED FEBRUARY 28, 2003 (5)   $  9.86     $ (0.07)   $  (0.50)   $  (0.57)      -        $ (0.82)    $  8.47     (6.22)%     $ 272
YEAR ENDED AUGUST 31, 2002      11.74       (0.04)      (0.66)      (0.70)      -          (1.18)       9.86     (6.42)%       409
YEAR ENDED AUGUST 31, 2001      12.70       (0.11)       0.30        0.19       -          (1.15)      11.74      2.62%        422
YEAR ENDED AUGUST 31, 2000      10.04       (0.06)       2.84        2.78       -          (0.12)      12.70      28.17%       436
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)              9.33       (0.02)       0.73        0.71       -           -          10.04      7.61%         73





                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----
SIX MONTHS
ENDED FEBRUARY 28, 2003 (5)      2.92%   (1,3)   (1.55)%  (1,3)       12%
YEAR ENDED AUGUST 31, 2002       2.43%   (1)     (1.26)%  (1)         17%
YEAR ENDED AUGUST 31, 2001       2.08%   (1)     (0.92)%  (1)         96%
YEAR ENDED AUGUST 31, 2000       2.04%   (1)     (1.11)%  (1)         59%
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)              1.42%   (1,4)   (1.02)%  (1,4)       32%

(1) During the six months ended February 28, 2003 and the year ended August 31, 2001, Orbitex-Saratoga Cpaital Management, LLC did not waive any of its management fees. During the fiscal year ended August 31, 2002, August 31, 2000, and August 31, 1999, Orbitex-Saratoga Cpaital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.93% and (1.55%) respectively, for the six months ended February 28, 2003, 2.61% and (1.44%) respectively, for the year ended August 31, 2002, 2.09% and (0.92%) respectively, for the year ended August 31, 2001, 2.07% and (1.08%) respectively, for the year ended August 31, 2000, and 1.43% and (1.02%) respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.



INTERNATIONAL EQUITY PORTFOLIO (CLASS B)
SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)           $ 6.86    $ (0.08)   $ (0.80)   $  (0.88)      -          -       $  5.98    (12.83)%   $   57
YEAR ENDED AUGUST 31, 2002        8.87      (0.01)     (2.00)      (2.01)      -          -          6.86    (22.66)%      132
YEAR ENDED AUGUST 31, 2001       15.41      (0.10)     (5.19)      (5.29)      -       $ (1.25)      8.87    (36.40)%      285
YEAR ENDED AUGUST 31, 2000       13.09        -         2.58        2.58    $ (0.08)     (0.18)     15.41     19.71%       420
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)              12.29      (0.02)      0.82        0.80        -          -        13.09      6.51%        68




SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)                      3.30%  (1,3)   (2.55)% (1,3)    27%
YEAR ENDED AUGUST 31, 2002                 2.51%  (1)     (1.03)% (1)      24%
YEAR ENDED AUGUST 31, 2001                 1.99%  (1)     (0.95)% (1)      45%
YEAR ENDED AUGUST 31, 2000                 2.02%  (1)     (0.67)% (1)      45%
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)                        2.16%  (1,4)   (0.77)% (1,4)    46%


(1) During the six months ended February 28, 2003 and the fiscal years ended August 31, 2001 and August 31, 2000, Saratoga Capital Management did not waive any of its management fees. During the fiscal years ended August 31, 2002 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.37% and (2.63%) respectively, for the six months ended February 28, 2003, 3.01% and (1.53%) respectively, for the year ended August 31, 2002, 2.18% and (0.95%) respectively, for the year ended August 31, 2001, 2.18% and (0.51%) respectively, for the year ended August 31, 2000, and 2.84% and (1.45%) respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)


                                        INCOME FROM                                    DIVIDENDS AND
                                    INVESTMENT OPERATIONS                              DISTRIBUTIONS
                                    ---------------------                      -       ------------
                                                         Net                           Distributions
                                                       Realized              Dividends      to
                                                          And                   to      Shareholders   Net                    Net
                               Net Asset      Net      Unrealized    Total   Shareholders From Net     Asset                 Assets,
                                 Value,    Investment  Gain (Loss)   From     From Net     Realized    Value,                End of
                               Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                               of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                               ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------

INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)

SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)           $ 10.70      $ 0.11    $  0.20     $  0.31    $ (0.10)   $ (0.24)     $ 10.67      3.05%     $ 337
YEAR ENDED AUGUST 31, 2002        10.42        0.53       0.18        0.71      (0.41)     (0.02)       10.70      7.04%       453
YEAR ENDED AUGUST 31, 2001         9.89        0.42       0.53        0.95      (0.42)       -          10.42      9.80%       339
YEAR ENDED AUGUST 31, 2000         9.88        0.46       0.01        0.47      (0.46)       -           9.89      4.88%       125
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)               10.29        0.28      (0.41)      (0.13)     (0.28)       -           9.88     (1.32)%       64





                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----

SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)             2.40%  (1,3)   2.08%  (1,3)         28%
YEAR ENDED AUGUST 31, 2002        2.23%  (1)     3.87%  (1)           46%
YEAR ENDED AUGUST 31, 2001        1.91%  (1)     4.06%  (1)           52%
YEAR ENDED AUGUST 31, 2000        1.92%  (1)     4.68%  (1)           52%
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)               1.07%  (1,4)   2.23%  (1,4)         62%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Orbitex-Saratoga Capital Management, LLC did not waive any of its management fees. During the six months ended February 28, 2003 and the fiscal years ended August 31, 2002 and August 31, 1999, Orbitex-Saratoga Cpaital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.59% and 1.89% respectively, for the six months ended February 28, 2003, 2.44% and 3.66% respectively, for the year ended August 31, 2002, 2.06% and 4.06% respectively, for the year ended August 31, 2001, 1.96% and 4.72% respectively, for the year ended August 31, 2000, and 1.13% and 2.29% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.






MUNICIPAL BOND PORTFOLIO (CLASS B)

SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)           $ 10.63  $   0.10   $   0.12   $  0.22    $   (0.12) $  (0.11)  $  10.62       2.15%    $  148
YEAR ENDED AUGUST 31, 2002        10.66      0.26       0.04      0.30        (0.31)    (0.02)     10.63       2.89%        24
YEAR ENDED AUGUST 31, 2001        10.10      0.32       0.56      0.88        (0.32)      -        10.66       8.85%        39
YEAR ENDED AUGUST 31, 2000        10.00      0.34       0.16      0.50        (0.34)    (0.06)     10.10       5.14%        16
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)               10.66      0.25      (0.66)    (0.41)       (0.25)      -        10.00       (3.91)%       8



SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)            2.40%  (1,3)       2.57%   (1,3)        4%
YEAR ENDED AUGUST 31, 2002       2.27%  (1)         2.97%   (1)         48%
YEAR ENDED AUGUST 31, 2001       2.19%  (1)         3.02%   (1)         21%
YEAR ENDED AUGUST 31, 2000       2.19%  (1)         3.38%   (1)         12%
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)              1.24%  (1,4)       1.76%   (1,4)       23%


(1) During the six months ended February 28, 2003 and the fiscal years ended August 31, 2002, August 31, 2001, August 31, 2000, and August 31, 1999,
Orbitex-Saratoga Cpaital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.55% and 1.41% respectively, for the six months ended February 28, 2003, 3.38% and 1.86% respectively, for the year ended August 31, 2002, 2.54% and 3.02% respectively, for the year ended August 31, 2001, 3.11% and 2.78% respectively, for the year ended August 31, 2000, and 1.44% and 1.96% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)


                                        INCOME FROM                                    DIVIDENDS AND
                                    INVESTMENT OPERATIONS                              DISTRIBUTIONS
                                    ---------------------                      -       ------------
                                                        Net                            Distributions
                                                      Realized               Dividends      to
                                                         And                    to       Shareholders   Net                    Net
                               Net Asset      Net    Unrealized     Total   Shareholders  From Net     Asset                 Assets,
                                 Value,    Investment Gain (Loss)    From     From Net     Realized    Value,                End of
                               Beginning     Income      on       Investment  Investment   Gains on    End of     Total      Period
                               of Period     (Loss)  Investments  Operations  Income    Investments    Period     Return*    (000's)
                               ---------     ------  -----------  ----------  ------    -----------    ------     -------    -------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)
SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)           $ 1.00       $ 0.00 **     -       $  0.00 ** $(0.00) **    -         $ 1.00       0.03%     $ 192
YEAR ENDED AUGUST 31, 2002        1.00         0.01        -          0.01     (0.01)       -           1.00       0.73%        97
YEAR ENDED AUGUST 31, 2001        1.00         0.04        -          0.04     (0.04)       -           1.00       3.67%       109
YEAR ENDED AUGUST 31, 2000        1.00         0.04        -          0.04     (0.04)       -           1.00       4.10%       115
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)               1.00         0.02        -          0.02     (0.02)       -           1.00       1.94%        70







                                               RATIOS
                              -------------------------------------------------

                               Ratio of Net     Ratio of Net
                                Operating        Investment
                                Expenses         Income (Loss)      Portfolio
                                To Average       To Average         Turnover
                                Net Assets       Net Assets         Rate
                                ----------       ----------         ----
SIX MONTHS ENDED
FEBRUARY 28, 2003 (5)             2.25%  (1,3)     0.08%  (1,3)        N/A
YEAR ENDED AUGUST 31, 2002        2.07%  (1)       0.35%  (1)          N/A
YEAR ENDED AUGUST 31, 2001        1.89%  (1)       3.56%  (1)          N/A
YEAR ENDED AUGUST 31, 2000        1.87%  (1)       4.06%  (1)          N/A
JANUARY 4, 1999 TO
AUGUST 31, 1999 (2)               1.06%  (1,4)     1.82%  (1,4)        N/A


(1) During the fiscal year ended August 31, 2000, Orbitex-Saratoga Cpaital Management, LLC did not waive any of its management fees. During the six months ended February 28, 2003 and the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 1999, Orbitex-Saratoga Cpaital Management, LLC waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.64% and (0.28%) respectively, for the six months ended February 28, 2003, 2.38% and 0.04% respectively, for the year ended August 31, 2002, 1.89% and 3.56% respectively, for the year ended August 31, 2001, 1.87% and 4.06% respectively, for the year ended August 31, 2000, and 1.10% and 1.86% respectively, for the year ended August 31, 1999.
(2) Commencement of offering.
(3) Annualized.
(4) Not annualized.
(5) Unaudited.
**   Per share amount represents less than $0.01 per share.

----------
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                                  THE SARATOGA
                                ADVANTAGE TRUST



                 PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST


The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.